UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4840

The Tocqueville Trust

(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 W. 57th Street, 19th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt, President

The Tocqueville Trust

40 W. 57th Street, 19th Floor

New York, NY 10019

(Name and address of agent for service)

212-698-0800

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1.	Report to Stockholders.

SEMI-ANNUAL REPORT

April 30, 2011

The Tocqueville Trust

Mutual Funds

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholder,

By and large, stock markets in recent months have followed the vagaries of popular perceptions about global economic and political affairs.

When public opinion was not worrying about snowballing deflation, it was concerned about signs of rising inflation. When the consensus stopped forecasting the unavoidable decline of the dollar, it began wondering if the European monetary union and its currency, the Euro, were not about to implode. The attention kept shifting between a watch for signs of slowdowns and a search for possible speculative bubbles in the making,

The U.S. economy did seem to confirm its recovery, but concerns remained about stubborn unemployment and inert housing activity. Despite strong profits (partly due to the translation into cheaper dollars of their foreign profits), industrial corporations have been reluctant to invest and hire permanent workers. Banks, also despite strong recovery profits, have been slow to write down their non-performing mortgage loans. This delays the disposal of distressed properties and thus the recovery that would normally ensue in homebuilding.

Practically every country was, at one time or another, the focus of investor worry. In China, for example, worries about inflation are narrowing the government’s margin for action if the economy should continue to (relatively) slow down. In the property sector, particularly, there has been simultaneous concern about a developing speculative bubble and overbuilding in high-priced projects and a shortage of some types of low-to-moderate income housing.

In individual sectors also, there are cross currents that may prove difficult to navigate. In computer hardware, software, networks and communications, for example, the fast emergence of cloud computing is casting doubt on the future of past and current industry leaders. Similarly the emergence of broad new social networks could be (in fact, is) changing the whole nature of marketing, sales, advertising, distribution and retailing, and even product design, as customers are aggregated into self-sustaining and self-promoting affinity groups.

The challenge for serious investors is that, in stock markets that are generally not as cheap as they historically have been just before strong, secular bull markets, it is the shares of reportedly vulnerable former leaders in maturing sectors that are statistically very cheap. Those of potential future leaders are hard to value until they can translate their initial successes into sustained and projectable growth in profits.

The surer way to losses over time in the stock market is to change strategies according to the current investing fashions. Rather, steadfastness and discipline are the key to success. At Tocqueville, we have assembled a group of fund managers whose disciplines differ somewhat depending on their definition of value and how far into the future they feel confident to project their portfolio companies’ recent growth trends. But they have in common that they all follow a discipline for selecting companies based on extensive fundamental research, and that they each follow their discipline strictly.

I have confidence that this approach will allow us to continue to report satisfactory performances over time.

Faithfully yours,

François Sicart

Chairman

Semi-Annual Report	1

The Tocqueville Fund

Dear Fellow Shareholders,

For the six months ended April 30, 2011, the first half of our fiscal year, the Tocqueville Fund generated a 14.72% rate of return. This compares with a 16.36% rate of return for the S&P 500 index, the benchmark against which we are often measured.

The period just ended commenced with an historic reordering of the political structure in the country, a mere two years after an equally historic election. These dramatic swings cannot help but impact policy initiatives as well as markets and equity valuations. Stock market prices commenced a long upswing in the early autumn when the expected election results were discounted, and resumed their climb shortly after the elections when the extent of the power reversal in Congress, the most dramatic change in almost eighty years, became clear. Markets responded not only to the likelihood that further Federal encroachment that had been the hallmark of the previous Congress, would be stymied, but also to the probability that Federal taxes, which had been scheduled to increase very dramatically, would remain unchanged. Even more important, as the period went on, it started to become increasingly evident that a consensus, of sorts, was emerging regarding the need to rein in government spending at all levels. Obviously, much political wrangling lies ahead, but both sides of the aisle seem to have come to grips with the unsustainability of the current fiscal situation, and given the alternatives, this is a hopeful development for the dollar, bond markets and equity valuations.

Given these developments, it is no surprise that markets lifted over this period, but there remain significant concerns. Chief among these are the rise in commodity prices, particularly oil prices, and the rising specter of global inflation, spurred by an unprecedented policy of easy money being pursued by the Federal Reserve for almost the past three years. European debt worries, the Japanese tsunami and nuclear disaster, the depressed housing market which cannot seem to regain its footing, and stubborn unemployment, all are significant impediments to a better near term economic outlook. That being said, corporate earnings have been generally strong, with some significant exceptions, including for some of our portfolio companies, and corporate balance sheets are in splendid condition.

Against this backdrop, the Fund’s results were satisfactory, in our view. General Electric, the largest position in the Fund, was also the name that had the most significant positive impact on Fund returns, followed closely by two commodity related names, Exxon and Cliffs Natural Resources, and by Pfizer, our second largest position. Rounding out the top five contributors to overall returns was Steelcase, a smaller capitalization equity security, which is consistent with our multicap approach. On the negative side of the ledger, only one position, Cisco Systems, registered a meaningful (more than 0.5%) impact on portfolio results. Indeed, as is often the case when returns are healthy, very few names generated any negative influence at all on the portfolio. Still, large capitalization technology names were weak contributors to results in the period. We remain attracted to the valuation parameters of many of these companies and are more likely to add to our positions than to give up on them. Trading activity during the period was relatively light, as usual, but we did institute a number of new positions, including Alkermes, a smaller capitalization pharmaceutical company with an attractive valuation and a promising drug pipeline, Briggs and Stratton, a small engine maker that dominates many of the markets it serves, and Plexus, a mid-cap electronic manufacturer with attractive financials and a significant upside potential. We also added to positions of larger names where we have been longtime holders, such as Microsoft, Johnson and Johnson, and Weyerhauser on an opportunistic basis. On the sell side, we liquidated positions in W.R. Grace, a chemical manufacturer, in 3M, American Express, and UPS and in Genzyme, the biotech giant, where prices met our objectives. Finally, we unloaded some disappointing performers like Nokia, Isis Pharmaceuticals, Wilmington Trust and The Washington Post, when we became disillusioned with the investment case we had constructed in purchasing these issues.

Going forward, we will continue to monitor the macro developments which exert such a large influence on investor behavior and stock prices, but we will focus the vast bulk of our efforts on individual companies where our fundamental analysis and unique contrarian point of view can add value.

Finally, as a substantial shareholder in your Fund myself, as well as being its portfolio manager, let me take this opportunity to express my gratitude for your loyalty to and support of the Tocqueville Fund.

Sincerely,

Robert W. Kleinschmidt

Portfolio Manager

2	April 30, 2011

The Tocqueville Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/00. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2011

	1 Year	3 Year	5 Year	10 Year
Tocqueville Fund	14.50%	1.61%	3.00%	6.36%
Standard & Poor’s 500 Stock Index	17.22%	1.73%	2.95%	2.82%

Semi-Annual Report	3

The Tocqueville Opportunity Fund

Dear Fellow Shareholder,

U.S. equity markets advanced strongly during the six month period ended April 30, 2011, and performance was led by small and SMID (small and mid) capitalization issues. The larger capitalization Standard and Poor’s 500 Index rose 16.36% while the Russell 2000 and the SMID cap Russell 2500 indices rose 23.73% and 23.71% respectively. The Opportunity Fund increased 25.00% during the period. SMID growth oriented issues outperformed value biased issues and the Russell 2500 Growth Index increased 27.08% versus the Russell 2500 Value Index which rose 20.73%.

Over the past six months, we have continued to shift both sector and issue weightings to reflect a broadened investment strategy. From a sector perspective, we have increased commitments to more cyclically exposed issues with additions to the Consumer Discretionary, Technology, and Producer Durable sectors. At the beginning of the period, the Healthcare sector was the largest in the Fund, but we have significantly reduced its position to fourth in the Fund by cutting exposure from 19.5% to 11.6%. The Technology and Consumer Discretionary sectors are now the dominant investments at 22% and 19% respectively. Nearly half of the Fund’s strong performance was led by investment contributions from Technology and Consumer Discretionary issues since the beginning of the fiscal period. While all sectors provided positive performance during the period, the best absolute performance was achieved, surprisingly, from the Consumer Staples sector due to large underlying price increases in several issues: Green Mountain Coffee Roasters, Herbalife, Hain Celestial, and Boston Beer. While we have shifted the composition of the top three sectors, the overall investment commitment to the top three was relatively unchanged at 54%-55% of the Fund.

We have proceeded to diversify the Fund by reducing individual overweighted investments and by adding new investments. The top ten security positions (excluding index ETF’s) were 15.6% of the Fund at the end of the period versus 21.7% six months ago. Only one issue, TIBCO Software, exceeded a 2% weighting in the Fund versus six investments greater than 2% at the beginning of the period. The significant increase in diversification and reduction in commitments to overweighted investments has been implemented in order to reduce risk exposure to any single name or issue. Although this diversification strategy will reduce the “homerun” potential of any successful, large investment, it should mitigate the “strike out” impact of an unexpected, ugly surprise. We have revised the “top ten” holdings to include six new names as well: Baidu, Brigham Exploration, lululemon athletica, Herbalife, Chipotle Mexican Grill, and Apple. We invested in Apple recently when news broke that its Chairman would take a second leave of absence from daily management for health purposes. We believe that Apple’s leading position in the current evolution of mobile and tablet computing was undervalued and represented a unique investment opportunity.

As experienced investors have learned, a critical tenet of successful investing is having the good fortune of being overweighted in issues that rise and being underweighted or not invested in issues that decline. The past six months have provided plenty of excitement, and the Fund had a number of investment standouts: lululelemon (+125.7%), Acme Packet (+108.9%), Ceradyne (+96.6%), Carbo Ceramics (+92.7%), and Tempur Pedic (+82%). Several of these names not only appreciated impressively, but also were among the top ten in overall contribution to the Fund’s performance. We were pleased that a number of the Fund’s investments were boosted by unexpected takeover bids: Fronteer Gold, Graham Packaging, King Pharmaceutical, Pride International, and Sonic Solutions. While we managed to hold most drawdowns to less than a third of a percentage point, the Fund gave up nearly one percent on its investment in Inspire Pharmaceutical; the company made a disappointing announcement on its developmental drug for cystic fibrosis on the first business day of the new year.

While U.S. markets have performed well since their pre-election lift early this past fall, news flow has continued to weigh on sentiment and valuation. A year has gone by since the first demonstrations against austerity measures in Athens previewed the still unresolved issues challenging the European fiscal, monetary and currency systems. Investors continue to be mesmerized by the litany of issues which threaten the rate and sustainability of economic expansion: the Japanese tsunami, the Mid East revolts, the monetary tightenings in China and other emerging market nations, the rise of commodity prices, the moribund real estate market, and the expanding fiscal deficit. Against these headwinds, corporate earnings have exceeded expectations across many sectors of the market. We find reasons to be optimistic that valuations will continue to be supported despite intermittent periods of heightened volatility. We believe smaller capitalization issues should benefit from any increased allocation to U.S. equity from cash and fixed income allocations. While some investors believe they have already missed the best price gains, most significant price moves have been justified by large, positive earnings surprises – and we continue to believe that valuations are attractive and reasonable. Moreover, we expect that those companies which are able to exhibit increased capital returns, market shares, and growth will garner the greatest interest of investors seeking to find investments in companies capable of increasing and sustaining shareholder returns. While investors seek to “go global” in search of growth to diversify away from the “mature” U.S. economy, there are plenty of excellent opportunities to invest for growth in technology, healthcare, energy, and new consumer oriented companies domestically. We look forward to continuing our search for companies which are truly differentiated in their competitive advantage, executive management and vision. We are optimistic that this search and a disciplined approach to risk management will contribute to the success of the shareholders of the Opportunity Fund, and we appreciate your ongoing confidence in our efforts.

Sincerely,

Thomas R. Vandeventer

Portfolio Manager

4	April 30, 2011

The Tocqueville Opportunity Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/00. On July 1, 2010, a new portfolio management team assumed management of The Tocqueville Small Cap Fund and the Fund’s name and investment strategy changed as of October 12, 2010 (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The Russell 2500 Growth Total Return Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forcasted growth values. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2011

	1 Year	3 Year	5 Year	10 Year
Tocqueville Opportunity Fund	28.30%	9.71%	2.78%	6.00%
Russell 2500 Growth Total Return Index	30.07%	8.79%	5.91%	6.39%

Semi-Annual Report	5

The Tocqueville International Value Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2011, global equity markets generally advanced in spite of geopolitical turmoil in the Middle East, fiscal problems in southern Europe and natural disaster in Japan. Developed markets in the U.S., Europe and Japan rose as corporate earnings continued to improve, interest rates remained low and liquidity abundant. Markets experienced a brief setback in March following the tsunami and nuclear accident in Japan, and then recovered much or all of what they had lost. The Tocqueville International Value Fund’s total U.S. dollar return for the period was a gain of 16.45%. In the same period, the Morgan Stanley EAFE Index, the benchmark against which we are most often compared, had a total U.S. dollar return of 12.95%.

During the six months, the European BE 500 Index increased by 7.87% in local currency terms, the Japanese Nikkei 225 increased by 8.12% in local currency terms, and the MSCI Asia Pacific ex-Japan Index increased by 5.00% in U.S. dollar currency terms. The CRB Index of commodity prices increased by 23%, with WTI (West Texas Intermediate) crude rising by 35% on the back of improving economic data and turmoil in the Middle East, gold increasing 13% as most central banks persisted with lax monetary policy, industrial metals rising and agricultural commodities mixed. Most developed economy equity markets increased in local currency terms and developed markets generally outperformed emerging markets. While Eastern European markets reversed previous years’ losses, emerging markets in the Middle East declined in reaction to the uncertainty engendered by the so called “Arab Spring”, and markets in Brazil, India and China all declined as their respective Central Banks raised interest rates to prevent economic overheating and combat inflation. In terms of sectors, building materials, machinery, chemicals and energy led advances, while transport and travel and leisure performed less well, in part responding to higher oil prices. The U.S. dollar declined in value against the Euro, Yen and most other currencies and the Federal Reserve continued its quantitative easing to help the economy.

Most of our positions produced positive returns, and we managed to avoid any meaningful losses. Our best results came from our European construction materials and machinery shares. Standout contributors included French aerial platform maker Haulotte Group, Italian hydraulic equipment producer Interpump, German steel distributor Kloeckner, French building products concern Saint Gobain and Belgian chemical producer Solvay. We had meaningful contributions from Japanese pneumatic equipment maker SMC, power tool producer Makita, and conglomerate Hitachi, as well as UK managed services concern Interserve, Spain based hotel concern Sol Melia, and energy related shares Total and Schlumberger. During the period, we had small losses in gold producer Newmont Mining, Italian conglomerate CIR and Telekom Indonesia.

We eliminated our positions in Dutch animal feed concern Nutreco, French water utility Veolia Environnement and Brazilian iron ore producer Vale as they arrived at our valuation objectives, and in Telekom Indonesia, where our investment thesis was undercut by a change in competitive conditions that produced pricing and margins pressures. We took new positions in Spanish information technology concern Indra Systems, which is depressed due to concerns about its government contracts, has a high free cash flow yield and growth opportunities in Latin America; in French pharma concern Ipsen, which trades at a discount to the net present value of cash flows from its existing portfolio of drugs and gives no value to the pipeline of new products; in Australian facilities management and food services concern Spotless Group, which has a strong market position and attractive cash flow characteristics, and is restructuring certain underperforming assets to improve financial performance; in Belgian telecom services provider Mobistar, which has a double digit free cash flow yield and would represent an accretive acquisition for controlling shareholder France Telecom; in French wire and cable producer Nexans, which is implementing a meaningful cost reduction program to enhance margins; and in Greek building materials producer Titan Cement, which serves growing markets in Egypt and the Balkans and continues to produce meaningful free cash flow despite weak conditions in its Greek and U.S. markets, which we expect will improve with time.

As we look forward, we are focused on a number of potential risks, including instability in the Middle East, fallout from U.S. fiscal profligacy, the impact on global growth of tightening credit conditions in BRIC countries, and the potentially destabilizing force of weak sovereign credits in southern Europe and elsewhere. More concretely, the cocktail of economic growth, productivity improvements and low interest rates we have enjoyed in developed economies since mid-2009 is unlikely to last. Growth will likely continue, and perhaps exceed expectations. However, with employment beginning to recover, commodity prices high, and financing costs likely to increase as monetary stimulus abates; we believe productivity and corporate profit margins will face headwinds. As a result, we remain vigilant with respect to the valuations and operating performance of our existing portfolio holdings, and demanding with respect to new ideas. Nonetheless, we are finding numerous attractive opportunities.

We continue to employ our investment discipline, seeking to discover fundamentally attractive companies that are out of favor and undervalued, and to provide our shareholders with above average returns with below average risk over the course of an economic cycle.

Respectfully,

James Hunt
Portfolio Manager

6	April 30, 2011

The Tocqueville International Value Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/00. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The MSCI EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market Countries in Europe, Australia, Asia and the Far East.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2011

	1 Year	3 Year	5 Year	10 Year
Tocqueville International Value Fund	26.69%	5.82%	3.85%	11.09%
MSCI EAFE Index	19.70%	-2.37%	2.02%	5.74%

Semi-Annual Report	7

The Tocqueville Gold Fund

Dear Fellow Shareholder,

During the first six months of the 2011 fiscal year, the Tocqueville Gold Fund appreciated 12.52% vs. 9.51% for the XAU (Philadelphia Stock Exchange Gold/Silver Index) and 16.36% for the S&P 500. The price of gold rose 15.03% during the period and this provided a strong underpinning for gold shares. The Fund’s position in physical gold is 5.4% of its net assets and the balance is in shares of mining or processing companies whose principal business is the production of gold and other precious metals and cash equivalents.

The last six months have been eventful for gold as it marched to new highs of $1500 per ounce. Headlines for much of the start of the year were captivated by the unrest and social upheaval in Northern Africa, and later by the tragic, natural disaster in Japan. Such headlines highlighted the safe haven nature of gold. However, in our opinion, in the context of the investment case for gold, such headlines act as noise to the fundamental rationale for investment, which rests primarily upon monetary debasement. As gathering inflationary forces mount, it will be increasingly difficult to explain it away as short term, and the theoretically unsustainable result of volatility in food and energy. Meanwhile, in Washington, the Federal Reserve maintains that it will ease the markets out of QE2 on June 30th and partisan politics have forestalled efforts at a credible fiscal plan.

Against this backdrop, the Fund performed well during this period. The top contributors over this period included Gold Resources, Silver Wheaton, and Richfield Ventures which appreciated 43.9%, 41.4%, and 276.7% respectively. Notable among these was the performance by Richfield, which was the subject of an acquisition offer. This is another example of our strategy of investing in earlier stage companies that create value through exploration and development, and may eventually be acquired by a producing company. In contrast, our portfolio also had its share of disappointments during the period. The most notable were Semafo, Romarco, and Buenaventura, which declined 28.9%, 29.0%, and 20.3% respectively. Despite the lackluster performance, we continue to believe that these companies will be able to deliver shareholder value over time.

For all the excitement thus far this year, the next two months seem to have the market waiting with bated breath as to ongoing developments on the macroeconomic front. We have our own opinions as to the potential outcomes of these series of events but will also watch with anticipation as they unfold. In the interim, we continue to remain vigilant for investment opportunities in gold mining shares.

Sincerely,

John C. Hathaway

Portfolio Manager

8	April 30, 2011

The Tocqueville Gold Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/00. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2003, 2006, 2009, and 2010 the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2011

	1 Year	3 Year	5 Year	10 Year
Tocqueville Gold Fund	40.22%	26.59%	17.22%	28.35%
Philadelphia Stock Exchange Gold and Silver Index	25.50%	10.10%	8.09%	16.30%
Standard & Poor’s 500 Stock Index	17.22%	1.73%	2.95%	2.82%

Semi-Annual Report	9

The Delafield Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2011, the Fund’s net asset value increased 20.49% versus an increase of 23.73% for the Russell 2000 Index (“Russell 2000”) and 16.36% for the Standard & Poor’s 500 Index (“S&P 500”), each on a total return basis. The Fund’s net asset value as of April 30, 2011 was $32.11 per share. The net asset value amounted to $1,442,420,909 of which 79.6% was invested in equities, 1.6% in fixed income, and the balance held in cash reserves.

The broad market recovery that began two years ago continued during the first half of our fiscal year. The strength was driven by the market’s belief in a sustainable recovery in the global financial system and in worldwide governments’ efforts to stimulate their economies. Additionally, strong corporate earnings reports during the six month period drove stock gains. While we recognize the fundamental improvements that have driven this remarkable comeback, we do worry that investors are not fully discounting some of the underlying global political and economic uncertainties that remain. These include continued weakness in domestic housing values and unemployment rates, the viability of some European banks, soaring energy prices and supply bumps following the Japanese disaster.

By most industry standards we are underinvested, but that does not concern us. In the volatile markets which have developed over the last 15 to 20 years, we have come to believe that the long-term investor’s best hedge against volatility is to have cash with which to invest in equities when prices seem unduly depressed. Thus, we will increase our equity exposure when we believe we have uncovered attractive opportunities.

The Fund portfolio is built using a bottom-up approach. We remain focused on identifying companies where our analytical insight suggests a largely unanticipated improvement in operations. We focus intently on valuation and analyze cash flows and attempt to invest at prices that we believe undervalue the underlying franchise. This is the strategy we consistently employ, that we believe is the best way to increase wealth over time and which drives the performance of the Fund.

The Fund’s portfolio is not constructed with industry allocation targets. However, we were overweight in the industrials sector as a result of investment opportunities that we uncovered in that area, which benefited performance. Our underweight position in financials detracted from performance. Virtually all of our holdings experienced positive returns during the six month period. The largest contributors to our six month performance were Fairchild Semiconductor International Inc, Eastman Chemical Company and Collective Brands, Inc. In contrast, Flextronics International Ltd. was the largest detractor.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia
Portfolio Manager	Portfolio Manager

10	April 30, 2011

The Delafield Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/00. Since the Delafield Fund did not commence operations until 9/28/09, returns prior to that date are those of the Predecessor Fund. The Delafield Fund assumed the net asset value and performance history of the Predecessor Fund (See Footnote 1 to the Financial Statements). Returns shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee wiaviers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2011

	1 Year	3 Year	5 Year	10 Year
The Delafield Fund	19.55%	10.92%	8.78%	12.51%
Standard & Poor’s 500 Stock Index	17.22%	1.73%	2.95%	2.82%
Russell 2000 Total Return Index	22.20%	8.03%	3.89%	7.34%

Semi-Annual Report	11

The Tocqueville Select Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2011, the Fund’s net asset value increased 19.69% versus an increase of 23.71% for the Russell 2500 Index (“Russell 2500”) and 23.73% for the Russell 2000 Index (“Russell 2000”), each on a total return basis. The Fund’s net asset value as of April 30, 2011 was $13.25 per share. The net asset value amounted to $86,794,054 of which 81.1% was invested in equities with the balance held in cash reserves.

The broad market recovery that began two years ago continued during the first half of our fiscal year. The strength was driven by the market’s belief in a sustainable recovery in the global financial system and in worldwide governments’ efforts to stimulate their economies. Additionally, strong corporate earnings reports during the six month period drove stock gains. While we recognize the fundamental improvements that have driven this remarkable comeback, we do worry that investors are not fully discounting some of the underlying global political and economic uncertainties that remain. These include continued weakness in domestic housing values and unemployment rates, the viability of some European banks, soaring energy prices and supply bumps following the Japanese disaster.

The Fund portfolio is built using a bottom-up approach. We remain focused on identifying companies where our analytical insight suggests a largely unanticipated improvement in operations. We focus intently on valuation and analyze cash flows and attempt to invest at prices that we believe undervalue the underlying franchise. This is the strategy we consistently employ, that we believe is the best way to increase wealth over time and which drives the performance of the Fund.

The Fund’s portfolio is not constructed with industry allocation targets. However, we were overweight in the industrials sector as a result of investment opportunities that we uncovered in that area, which benefited performance. Our underweight position in energy detracted from performance. Virtually all of our holdings experienced positive returns during the six month period. The largest contributors to our six month performance were TriMas Corporation and Ethan Allen Interiors Inc., while Ruby Tuesday, Inc. and Flextronics International Ltd. were the primary detractors.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia	Donald Wang
Portfolio Manager	Portfolio Manager	Portfolio Manager

12	April 30, 2011

The Tocqueville Select Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/00. Since The Tocqueville Select Fund did not commence operations until 9/28/09, returns from the period from September 29, 2008 to September 27, 2009 are those of the Class Y Shares of the Predecessor Fund (See Footnote 1 to the Financial Statements). Prior to that period, returns shown are those of a limited partnership managed by the adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The Russel 2500 Total Return Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2011

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Select Fund	21.58%	14.97%	11.90%	13.93%
Russell 2500 Total Return Index	23.89%	8.02%	4.91%	8.24%
Russell 2000 Total Return Index	22.20%	8.03%	3.89%	7.34%

Semi-Annual Report	13

Expense Example—April 30, 2011 (Unaudited)

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2010-April 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	April 30, 2011

Expense Example Tables (Unaudited)

The Tocqueville Fund	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period* November 1, 2010 - April 30, 2011
Actual	$1,000.00	$1,147.20	$6.65
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

The Tocqueville Opportunity Fund
Actual	$1,000.00	$1,250.00	$7.42
Hypothetical (5% return before expenses)	1,000.00	1,018.20	6.66

The Tocqueville International Value Fund
Actual	$1,000.00	$1,164.50	$8.26
Hypothetical (5% return before expenses)	1,000.00	1,017.16	7.70

The Tocqueville Gold Fund
Actual	$1,000.00	$1,125.20	$6.48
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.16

The Delafield Fund
Actual	$1,000.00	$1,204.90	$6.62
Hypothetical (5% return before expenses)	1,000.00	1,018.79	6.06

The Tocqueville Select Fund
Actual	$1,000.00	$1,196.90	$7.19
Hypothetical (5% return before expenses)	1,000.00	1,018.25	6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, 1.33%, 1.54%, 1.23%, 1.21% and 1.32% for The Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semi-Annual Report	15

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2011		Years Ended October 31,
			2010		2009		2008		2007		2006
	(Unaudited)
Net asset value, beginning of period	$21.53		$18.47		$16.39		$28.93		$24.25		$22.17

Operations:
Net investment income	0.11		0.32		0.28		0.24		0.18		0.14
Net realized and unrealized gain (loss)	3.03		2.97		2.09		(10.56)		4.53		4.33

Total from investment operations (1)	3.14		3.29		2.37		(10.32)		4.71		4.47

Dividends and distributions to shareholders:
Dividends from net investment income	(0.33)		(0.23)		(0.29)		(0.19)		(0.03)		(0.22)
Distributions from net realized gains	—		—		—		(2.03)		—		(2.17)

Total dividends and distributions	(0.33)		(0.23)		(0.29)		(2.22)		(0.03)		(2.39)

Change in net asset value for the period	2.81		3.06		2.08		(12.54)		4.68		2.08

Net asset value, end of period	$24.34		$21.53		$18.47		$16.39		$28.93		$24.25

Total return	14.7	%(3)	18.0%		14.8%		(38.5)%		19.4%		20.5%
Ratios/supplemental data
Net assets, end of period (000)	$566,163		$489,670		$383,470		$328,609		$523,878		$392,495
Ratio to average net assets:
Expenses	1.25	%(4)(2)	1.25	%(2)	1.25	%(2)	1.25	%(2)	1.25	%(2)	1.30%
Net investment income	0.94	%(4)(2)	1.66	%(2)	1.68	%(2)	0.94	%(2)	0.69	%(2)	0.68%
Portfolio turnover rate	12	%(3)	23%		32%		51%		39%		32%

(1)	Total from investment operations per share includes redemption fees of $0.001 for the six months ended April 30, 2011 and $0.002, $0.004, $0.009, $ 0.002 and $0.002 per share for the five years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(2)	Net of fees waived amounting to 0.01%, 0.08%, 0.04%, and 0.01% of average net assets for the four years ended October 31, 2010, 2009, 2008 and 2007, respectively. The amount of fees waived for the six months ended April 30, 2011 was less than 0.01%.
(3)	Not Annualized.
(4)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

16	April 30, 2011

The Tocqueville Opportunity Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2011		Years Ended October 31,
			2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$13.20		$10.78	$9.77	$17.24	$18.04	$16.58

Operations:
Net investment income (loss)	(0.07)		(0.12)	(0.11)	0.02	0.11	(0.07)
Net realized and unrealized gain (loss)	3.37		2.54	1.23	(5.67)	1.26	1.53

Total from investment operations (1)	3.30		2.42	1.12	(5.65)	1.37	1.46

Distributions to shareholders:
Dividends from net investment income	—		—	(0.01)	(0.12)	—	—
Distributions from net realized gains	—		—	(0.10)	(1.70)	(2.17)	—

Total distributions	—		—	(0.11)	(1.82)	(2.17)	—

Change in net asset value for the period	3.30		2.42	1.01	(7.47)	(0.80)	1.46

Net asset value, end of period	$16.50		$13.20	$10.78	$9.77	$17.24	$18.04

Total return	25.0	%(2)	22.6%	11.7%	(36.2)%	8.4%	8.8%
Ratios/supplemental data
Net assets, end of period (000)	$46,207		$32,863	$30,498	$36,429	$49,543	$52,701
Ratio to average net assets:
Expenses	1.33	%(3)	1.41%	1.41%	1.35%	1.32%	1.34%
Net investment income (loss)	(1.02	)%(3)	(1.08)%	(0.97)%	0.12%	0.63%	(0.38)%
Portfolio turnover rate	57	%(2)	104%	62%	169%	90%	45%

(1)	Total from investment operations per share includes redemption fees of less than $0.001 for the six months ended April 30, 2011 and $0.001, $0.001, $0.005, $0.001 and $0.015 per share for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(2)	Not Annualized.
(3)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	17

The Tocqueville International Value Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2011		Years Ended October 31,
			2010	2009	2008	2007	2006
	(unaudited)
Net asset value, beginning of period	$12.12		$10.48	$8.49	$16.48	$16.72	$16.06

Operations:
Net investment income	0.03		0.11	0.10	0.13	0.08	0.27
Net realized and unrealized gain (loss)	1.96		1.65	2.59	(6.09)	2.25	2.30

Total from investment operations (1)	1.99		1.76	2.69	(5.96)	2.33	2.57

Dividends and distributions to shareholders:
Dividends from net investment income	(0.07)		(0.12)	(0.20)	(0.10)	(0.27)	(0.05)
Distributions from net realized gains	—		—	(0.50)	(1.93)	(2.30)	(1.86)

Total dividends and distributions	(0.07)		(0.12)	(0.70)	(2.03)	(2.57)	(1.91)

Change in net asset value for the period	1.92		1.64	1.99	(7.99)	(0.24)	0.66

Net asset value, end of period	$14.04		$12.12	$10.48	$8.49	$16.48	$16.72

Total return	16.5	%(2)	17.0%	34.0%	(40.8)%	15.3%	17.4%
Ratios/supplemental data
Net assets, end of period (000)	$193,083		$150,103	$131,613	$118,189	$219,220	$225,234
Ratio to average net assets:
Expenses	1.54	%(3)	1.56%	1.62%	1.56%	1.59%	1.61%
Net investment income	0.54	%(3)	1.03%	0.96%	1.07%	0.49%	1.49%
Portfolio turnover rate	12	%(2)	27%	27%	63%	49%	39%

(1)	Total from investment operations per share includes redemption fees of $0.001 for the six months ended April 30, 2011 and $0.002, $0.001, $0.001, $0.002 and $0.011 per share for the five years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(2)	Not Annualized.
(3)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

18	April 30, 2011

The Tocqueville Gold Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2011		Years Ended October 31,
			2010	2009	2008	2007	2006
	(Unaudited)
Net asset value, beginning of period	$82.00		$49.71	$21.77	$64.36	$51.41	$35.51

Operations:
Net investment loss	(0.33)		(0.58)	(0.45)	(0.57)	(0.30)	(0.22)
Net realized and unrealized gain (loss)	10.51		32.96	29.28	(33.24)	18.52	18.21

Total from investment operations (1)	10.18		32.38	28.83	(33.81)	18.22	17.99

Dividends and distributions to shareholders:
Dividends from net investment income	—		—	—	(0.46)	(0.22)	—
Distributions from net realized gains	(1.61)		(0.09)	(0.89)	(8.32)	(5.05)	(2.09)

Total distributions	(1.61)		(0.09)	(0.89)	(8.78)	(5.27)	(2.09)

Change in net asset value for the period	8.57		32.29	27.94	(42.59)	12.95	15.90

Net asset value, end of period	$90.57		$82.00	$49.71	$21.77	$64.36	$51.41

Total return	12.5	%(2)	65.2%	135.2%	(60.0)%	38.4%	52.5%
Ratios/supplemental data
Net assets, end of period (000)	$2,860,970		$2,199,603	$937,492	$410,857	$1,231,475	$833,254
Ratios to average net assets:
Expenses	1.23	%(3)	1.34%	1.50%	1.43%	1.42%	1.50%
Net investment income (loss)	(0.89	)%(3)	(1.11)%	(1.25)%	(1.07)%	(0.81)%	(0.51)%
Portfolio turnover rate	1	%(2)	9%	9%	28%	26%	30%

(1)	Total from investment operations per share includes redemption fees of $0.065 for the six months ended April 30, 2011 and $0.056, $0.025, $0.027, $0.028, and $0.060 per share for the five years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(2)	Not Annualized.
(3)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	19

The Delafield Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2011		Year Ended October 31, 2010		January 1, 2009 through October 31, 2009		Years Ended December 31,
							2008		2007		2006
	(Unaudited)
Net asset value, beginning of period	$26.65		$21.35		$15.10		$24.33		$25.64		$23.63

Operations:
Net investment income (loss)	(0.04)		(0.00	)(2)	0.03		0.07		0.17		0.19
Net realized and unrealized gain (loss)	5.50		5.32		6.25		(9.23)		1.10		4.64

Total from investment operations (1)	5.46		5.32		6.28		(9.16)		1.27		4.83

Dividends and distributions to shareholders:
Dividends from net investment income	—		—		(0.03)		(0.07)		(0.16)		(0.19)
Distributions from net realized gains	—		—		—		(0.00	)(2)	(2.42)		(2.63)
Return of Capital	—		(0.02)		(0.00	)(2)	(0.00	)(2)	—		—

Total distributions	—		(0.02)		(0.03)		(0.07)		(2.58)		(2.82)

Change in net asset value for the period	5.46		5.30		6.25		(9.23)		(1.31)		2.01

Net asset value, end of period	$32.11		$26.65		$21.35		$15.10		$24.33		$25.64

Total return	20.5	%(3)	25.0%		41.6	%(3)	(37.6)%		4.9%		20.4%
Ratios/supplemental data
Net assets, end of period (000)	$1,442,421		$933,674		$636,548		$404,860		$656,999		$532,108
Ratios to average net assets:
Expenses	1.21	%(4)	1.27%		1.38	%(4)	1.34	%(5)	1.28	%(5)	1.32	%(5)
Net investment income (loss)	(0.30	)%(4)	(0.02)%		0.21	%(4)	0.35	%(5)	0.57	%(5)	0.82	%(5)
Portfolio turnover rate	18	%(3)	30%		46	%(3)	81%		61%		72%

(1)	Total from investment operations per share includes redemption fees of $0.002 for the six months ended April 30, 2011, $0.006 per share for the year ended October 31, 2010, $0.008 per share for the period ended October 31, 2009, $0.01 per share for the fiscal year ended December 31, 2007 and less than $0.01 per share for the fiscal years ended December 31, 2008 and 2006.
(2)	Represents less than $0.01.
(3)	Not Annualized.
(4)	Annualized.
(5)	Net of fees waived amounting to 0.06%, 0.05%, and 0.08% for the fiscal years ended December 31, 2008, 2007, and 2006, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

20	April 30, 2011

The Tocqueville Select Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2011		Year Ended October 31, 2010	January 1, 2009 through October 31, 2009		Period from September 29, 2008 (2) through December 31, 2008
	(Unaudited)
Net asset value, beginning of period	$11.54		$8.46	$5.77		$8.74

Operations:
Net investment income (loss)	(0.03)		(0.03)	(0.00	)(3)	0.01
Net realized and unrealized gain (loss)	2.27		3.12	2.70		(2.97)

Total from investment operations (1)	2.24		3.09	2.70		(2.96)

Dividends and distributions to shareholders:
Dividends from net investment income	—		(0.01)	(0.00	)(3)	(0.01)
Distributions from net realized gains	(0.53)		—	—		—
Return of Capital	—		—	(0.01)		—

Total distributions	(0.53)		(0.01)	(0.01)		(0.01)

Change in net asset value for the period	1.71		3.08	2.69		(2.97)

Net asset value, end of period	$13.25		$11.54	$8.46		$5.77

Total return	19.7	%(4)	36.6%	46.7	%(4)	(33.9	)%(4)
Ratios/supplemental data
Net assets, end of period (000)	$86,794		$41,788	$24,681		$9,226
Ratios to average net assets:
Expenses	1.32	%(5)	1.38%	1.26	%(5)(6)	1.15	%(5)(6)
Net investment income (loss)	(0.75	)%(5)	(0.43)%	(0.16	)%(5)(6)	0.29	%(5)(6)
Portfolio turnover rate	9	%(4)	40%	24	%(4)	29	%(4)

(1)	Total from investment operations per share includes redemption fees of $0.005 for the six months ended April 30, 2011 and $0.007 per share for the year ended October 31, 2010.
(2)	Inception of Fund.
(3)	Represents less than $0.01 per share.
(4)	Not Annualized.
(5)	Annualized.
(6)	Net of fees waived amounting to 0.77% and 2.32% for the periods ended October 31, 2009 and December 31, 2008, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	21

The Tocqueville Fund

Schedule of Investments as of April 30, 2011

(Unaudited)

Common Stocks—95.5%	Shares	Value
Automobiles & Components—1.0%
Toyota Motor Corp.—ADR	72,000	$5,736,960
Banks—2.9%
Banco Santander SA—ADR	500,000	6,200,000
East West Bancorp, Inc.	250,000	5,282,500
Mitsubishi UFJ Financial Group, Inc.—ADR	1,000,000	4,770,000
		16,252,500
Capital Goods—10.9%
The Boeing Co.	75,000	5,983,500
Briggs & Stratton Corp.	125,065	2,950,283
General Electric Co.	1,000,000	20,450,000
Illinois Tool Works, Inc.	150,000	8,761,500
ITT Corp.	100,000	5,779,000
Masco Corp.	500,000	6,710,000
Northrop Grumman Corp.	100,000	6,361,000
Tyco International Ltd.(a)	100,000	4,874,000
		61,869,283
Commercial & Professional Services—2.0%
Steelcase, Inc.	1,000,000	11,550,000
Consumer Services—1.0%
Yum! Brands, Inc.	100,000	5,364,000
Diversified Financials—1.5%
The Bank of New York Mellon Corp.	300,000	8,688,000
Energy—10.5%
Anadarko Petroleum Corp.	50,000	3,947,000
Cameco Corp.(a)	150,000	4,422,000
Chesapeake Energy Corp.	250,000	8,417,500
Exxon Mobil Corp.	200,000	17,600,000
Murphy Oil Corp.	150,000	11,622,000
Schlumberger Ltd.(a)	150,000	13,462,500
		59,471,000
Food & Staples Retailing—1.1%
Safeway, Inc.	250,000	6,077,500
Food, Beverage & Tobacco—6.2%
Campbell Soup Co.	250,000	8,397,500
The Coca-Cola Co.	150,000	10,119,000
Kraft Foods, Inc.	300,000	10,074,000
Unilever NV—ADR	100,000	3,300,000
Zhongpin, Inc.(a)(b)	204,100	3,408,470
		35,298,970
Health Care Equipment & Services—1.2%
St. Jude Medical, Inc.	125,000	6,680,000
Household & Personal Products—3.3%
Colgate-Palmolive Co.	100,000	8,435,000
Kimberly-Clark Corp.	150,000	9,909,000
		18,344,000

Common Stocks (continued)	Shares	Value
Insurance—2.0%
Aflac, Inc.	47,000	$2,640,930
The Allstate Corp.	75,000	2,538,000
Fidelity National Financial, Inc.	400,000	6,176,000
		11,354,930
Materials—12.7%
BHP Billiton Ltd.—ADR	75,000	7,593,000
Cliffs Natural Resources, Inc.	100,000	9,372,000
EI du Pont de Nemours & Co.	300,000	17,037,000
Ferro Corp.(b)	166,500	2,497,500
Newmont Mining Corp.	300,000	17,583,000
Owens-Illinois, Inc.(b)	250,000	7,417,500
Sonoco Products Co.	200,000	6,912,000
Vulcan Materials Co.	80,000	3,616,000
		72,028,000
Pharmaceuticals, Biotechnology & Life Sciences—8.1%
Alkermes, Inc (b)	145,000	2,090,900
Johnson & Johnson	175,000	11,501,000
Merck & Co., Inc.	200,000	7,190,000
Myriad Genetics, Inc.(b)	300,000	6,432,000
Pfizer, Inc.	900,000	18,864,000
		46,077,900
Real Estate—2.3%
CB Richard Ellis Group, Inc.(b)	200,000	5,342,000
Weyerhaeuser Co.	320,000	7,363,200
		12,705,200
Retailing—1.3%
Home Depot, Inc.	200,000	7,428,000
Semiconductors & Semiconductor Equipment—5.1%
Applied Materials, Inc.	750,000	11,767,500
Intel Corp.	500,000	11,595,000
LSI Corp.(b)	750,000	5,497,500
		28,860,000
Software & Services—11.3%
Adobe Systems, Inc.(b)	150,000	5,032,500
Automatic Data Processing, Inc.	150,000	8,152,500
Bio-key International, Inc.(b)(c)(d)(e)	47,090	—
Google, Inc.(b)	15,000	8,161,500
Mastercard, Inc.	40,000	11,035,600
Microsoft Corp.	650,000	16,913,000
Symantec Corp.(b)	450,000	8,842,500
Total Systems Services, Inc.	300,000	5,655,000
		63,792,600
Technology Hardware & Equipment—6.1%
Canon, Inc.—ADR	60,000	2,830,200
Cisco Systems, Inc.	500,000	8,780,000
Corning, Inc.	400,000	8,376,000

The Accompanying Footnotes are an Integral Part of these Financial Statements

22	April 30, 2011

The Tocqueville Fund

Schedule of Investments as of April 30, 2011

(Unaudited)

Common Stocks (continued)	Shares	Value
Hitachi Ltd.—ADR	200,000	$10,892,000
Plexus Corp.(b)	100,000	3,649,000
		34,527,200
Telecommunication Services—2.0%
Verizon Communications, Inc.	150,000	5,667,000
Vodafone Group PLC—ADR	200,000	5,824,000
		11,491,000
Utilities—3.0%
NextEra Energy, Inc.	300,000	16,971,000
Total Common Stocks (Cost $456,700,220)		540,568,043
Warrants—0.0%
Capital Goods—0.0%
EMCORE Corp. Expires: 02/19/13, Exercise Price: $15.06(b)(d)	39,375	20,269
Raytheon Co. Expires: 06/16/11, Exercise Price: $37.50(b)	1,581	18,134
Total Warrants (Cost $0)		38,403
Short-Term Investments—2.6%	Principal Amount
Repurchase Agreement—2.6%

Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 04/29/2011, due 05/02/2011, collateralized by: Freddie Mac Conventional 15 Year Fixed (Pool #E99837) valued at $1,189,046. Repurchase proceeds of $1,165,626. Freddie Mac 30 Year Variable (Pool #1B2052) valued at $1,972,456. Repurchase proceeds of $1,933,863.

Short-Term Investments (continued)	Principal Amount	Value
Fannie Mae Conventional Level Pay 15 Year Fixed (Pool #255494) valued at $11,604,956. Repurchase proceeds of $11,378,164. Freddie Mac 30 Year Fixed Mortgage Backed Securities (Pool #2694) valued at $597,059. Repurchase proceeds of $585,360.	$15,063,000	$15,063,000
Total Short-Term Investments (Cost $15,063,000)		15,063,000
Total Investments (Cost $471,763,220)—98.1%		555,669,446
Other Assets in Excess of Liabilities—1.9%		10,493,468
Total Net Assets—100.0%		$566,162,914

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Australia 1.3%; Britian 1.0%; Canada 0.8%; China 0.6%; Curacao 2.4%; Japan 4.3%; Netherlands 0.6%; Spain 1.1%; Switzerland 0.9%
(b)	Non-income producing security.
(c)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at April 30, 2011 was $0 which represented 0.0% of net assets.
(d)	Fair valued security. The aggregate value of fair valued securities as of April 30, 2011 was $20,269 which represented 0.0% of net assets.
(e)	Security is considered illiquid and may be difficult to sell.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Footnotes are an Integral Part of these Financial Statements

Semi-Annual Report	23

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2011

(Unaudited)

Common Stocks—96.4%	Shares	Value
Automobiles & Components—1.8%
BorgWarner, Inc.(a)	6,200	$478,888
Gentex Corp.	11,000	344,850
		823,738
Banks—1.5%
BankUnited, Inc.	3,500	98,315
Huntington Bancshares, Inc.	23,300	158,207
Pinnacle Financial Partners, Inc.(a)	6,000	96,420
Umpqua Holdings Corp.	30,000	348,300
		701,242
Capital Goods—5.8%
Alliant Techsystems, Inc.	2,000	141,300
Ceradyne, Inc.(a)	5,000	234,300
Citrix Systems, Inc.(a)	3,100	261,454
Esterline Technologies Corp.(a)	2,800	201,040
Gardner Denver, Inc.	1,600	138,256
Harbin Electric, Inc.(a)	11,500	215,280
ITT Corp.	2,300	132,917
Joy Global, Inc.	4,500	454,275
Polypore International, Inc.(a)	2,500	154,425
RBC Bearings, Inc.(a)	4,800	188,448
TAL International Group, Inc.	4,900	176,645
The Toro Co.	2,900	196,939
Valmont Industries, Inc.	1,600	168,480
		2,663,759
Commercial & Professional Services—0.8%
Clean Harbors, Inc.(a)	3,500	344,750
Consumer Durables & Apparel—5.4%
Deckers Outdoor Corp.(a)	3,500	297,010
Fossil, Inc.(a)	3,300	316,074
Harman International Industries, Inc.	4,800	232,944
Lululemon Athletica, Inc.(a)	5,500	550,165
Polo Ralph Lauren Corp.	1,700	222,309
Tempur-Pedic International, Inc.(a)	7,000	439,460
Tupperware Brands Corp.	6,800	432,956
		2,490,918
Consumer Services—6.3%
China Lodging Group Ltd.—ADR(a)	18,200	398,398
Chipotle Mexican Grill, Inc.(a)	1,900	506,901
Ctrip.com International Ltd.—ADR(a)	6,500	316,680
Gaylord Entertainment Co.(a)	2,500	89,675
Hyatt Hotels Corp.(a)	5,700	252,567
Intercontinental Hotels Group PLC—ADR	10,500	231,525
MGM Resorts International(a)	9,500	120,270
Panera Bread Co.(a)	1,000	121,110
Royal Caribbean Cruises Ltd.(a)(b)	7,800	310,596
Sotheby’s	5,800	293,016

Common Stocks (continued)	Shares	Value
Texas Roadhouse, Inc.	9,600	$156,192
Wyndham Worldwide Corp.	2,800	96,908
		2,893,838
Diversified Financials—3.9%
Blackstone Group LP	18,400	348,496
KKR & Co. LP	19,500	369,720
Lazard Ltd.(b)	8,800	360,800
MSCI, Inc.(a)	9,200	326,324
Netspend Holdings, Inc.(a)	15,500	179,955
Portfolio Recovery Associates, Inc.(a)	2,500	225,650
		1,810,945
Energy—9.3%
Brigham Exploration Co.(a)	16,500	553,245
Cameron International Corp.(a)	2,800	147,616
CARBO Ceramics, Inc.	3,000	482,820
Complete Production Services, Inc.(a)	9,800	332,612
Concho Resources, Inc.(a)	2,000	213,700
Continental Resources, Inc.(a)	3,200	219,776
Core Laboratories NV(b)	3,400	326,332
Dril-Quip, Inc.(a)	6,500	497,640
Noble Corp.(b)	2,000	86,020
Oceaneering International, Inc.(a)	4,000	349,680
Petrohawk Energy Corp.(a)	5,000	135,050
Pioneer Natural Resources Co.	3,000	306,690
Rowan Companies., Inc.(a)	5,100	212,670
SM Energy Co.	3,000	227,580
Whiting Petroleum Corp.(a)	3,100	215,450
		4,306,881
Food & Staples Retailing—1.0%
The Fresh Market, Inc.(a)	11,300	472,566
Food, Beverage & Tobacco—2.6%
Boston Beer Co., Inc.(a)	3,300	311,058
Green Mountain Coffee Roasters, Inc.(a)	6,800	455,328
The Hain Celestial Group, Inc.(a)	13,100	445,531
		1,211,917
Health Care Equipment & Services—5.3%
Allscripts Healthcare Solutions, Inc.(a)	35,400	762,516
Bio-Reference Labs, Inc.(a)	7,400	186,554
Greatbatch, Inc.(a)	4,000	108,280
HMS Holdings Corp.(a)	2,000	157,420
Hologic, Inc.(a)	5,100	112,302
Magellan Health Services, Inc.(a)	4,000	208,080
Patterson Companies, Inc.	4,000	138,840
Sirona Dental Systems, Inc.(a)	7,800	445,146
Thoratec Corp.(a)	8,000	245,600
Wright Medical Group, Inc.(a)	5,000	82,650
		2,447,388

The Accompanying Footnotes are an Integral Part of these Financial Statements

24	April 30, 2011

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2011

(Unaudited)

Common Stocks (continued)	Shares	Value
Household & Personal Products—1.6%
Church & Dwight Co., Inc.	2,500	$206,200
Herbalife Ltd.(b)	6,000	538,680
		744,880
Materials—4.7%
Airgas, Inc.	3,750	260,437
Albemarle Corp.	4,100	289,255
Allied Nevada Gold Corp.(a)	6,000	258,360
Crown Holdings, Inc.(a)	5,700	213,180
Materion Corp.(a)	8,000	334,080
Minerals Technologies, Inc.(c)	3,500	238,000
Nalco Holding Co.	8,800	257,048
Walter Energy, Inc.	2,300	317,906
		2,168,266
Media—0.3%
Imax Corp.(a)(b)	4,300	150,844
Pharmaceuticals, Biotechnology & Life Sciences—6.3%
Alexion Pharmaceuticals, Inc.(a)	5,000	484,450
Auxilium Pharmaceuticals, Inc.(a)	5,500	133,980
BioMarin Pharmaceutical, Inc.(a)	6,400	172,096
Covance, Inc.(a)	3,400	212,840
Dendreon Corp.(a)	9,000	390,870
Human Genome Sciences, Inc.(a)	7,200	212,184
Incyte Corp., Ltd.(a)	20,400	376,992
Myriad Genetics, Inc.(a)	4,300	92,192
Pharmaceutical Product Development, Inc.	15,000	462,750
United Therapeutics Corp.(a)	5,700	381,672
		2,920,026
Retailing—7.2%
Advance Auto Parts, Inc.	2,000	130,920
CarMax, Inc.(a)	11,000	381,700
Dick’s Sporting Goods, Inc.(a)	6,700	274,231
LKQ Corp.(a)	9,300	234,546
PetSmart, Inc.	8,000	337,360
priceline.com, Inc.(a)	1,400	765,814
Tractor Supply Co.	12,200	754,814
Ulta Salon Cosmetics & Fragrance, Inc.(a)	6,500	345,735
Urban Outfitters, Inc.(a)	3,200	100,672
		3,325,792
Semiconductors & Semiconductor Equipment—4.7%
Broadcom Corp.(a)	2,500	87,950
Cavium Networks, Inc.(a)	7,500	354,150
Cirrus Logic, Inc.(a)	8,400	139,104
Marvell Technology Group Ltd.(a)(b)	7,100	109,553
Netlogic Microsystems, Inc.(a)	8,000	345,040
Silicon Image, Inc.(a)	31,500	262,080
Skyworks Solutions, Inc.(a)	9,500	298,870

Common Stocks (continued)	Shares	Value
Ultratech, Inc.(a)(c)	12,000	$375,720
Veeco Instruments, Inc.(a)	3,500	178,955
		2,151,422
Software & Services—16.4%
Baidu, Inc.—ADR(a)	3,800	564,376
comScore, Inc.(a)	6,000	178,860
Concur Technologies, Inc.(a)	4,000	231,480
Equinix, Inc.(a)	2,300	231,518
Facebook, Inc.(a)(d)(e)(f)	10,000	314,800
Fair Isaac Corp.	6,000	179,280
MercadoLibre, Inc.	3,900	356,460
MICROS Systems, Inc.(a)	5,300	275,706
Netflix, Inc.(a)	1,500	349,005
Parametric Technology Corp.(a)	20,000	485,400
RealD, Inc.(a)	7,400	215,192
Rovi Corp.(a)	6,528	317,000
Salesforce.com, Inc.(a)	2,900	401,940
Sapient Corp.(a)	11,500	145,187
Sina Corp.(a)(b)	1,500	202,125
SuccessFactors, Inc.(a)	5,500	190,685
TeleTech Holdings, Inc.(a)	18,000	357,660
Tencent Holdings Ltd.(b)	8,900	253,263
TIBCO Software, Inc.(a)	44,600	1,337,554
Total Systems Services, Inc.	4,900	92,365
VanceInfo Technologies, Inc.—ADR(a)	5,200	167,232
VeriFone Systems, Inc.(a)	4,500	246,690
VMware, Inc.(a)	3,600	343,548
Vocus, Inc.(a)	5,100	151,113
		7,588,439
Technology Hardware & Equipment—8.5%
Acme Packet, Inc.(a)	4,500	371,745
Apple, Inc.(a)	2,500	870,575
Aruba Networks, Inc.(a)	14,000	503,020
F5 Networks, Inc.(a)	1,000	101,360
Finisar Corp.(a)	4,900	137,641
FLIR Systems, Inc.	7,300	257,106
Informatica Corp.(a)	6,800	380,868
LogMein, Inc.(a)	4,000	172,280
Measurement Specialties, Inc.(a)	4,500	156,510
Netgear, Inc.(a)	5,600	233,800
Plexus Corp.(a)	2,500	91,225
RightNow Technologies, Inc.(a)	5,200	188,136
Riverbed Technology, Inc.(a)	13,100	460,334
		3,924,600
Telecommunication Services—0.3%
Cogent Communications Group, Inc.(a)	9,800	142,198
Transportation—2.7%
Arkansas Best Corp.	7,800	179,478
Hertz Global Holdings, Inc.(a)	11,700	201,357

The Accompanying Footnotes are an Integral Part of these Financial Statements

Semi-Annual Report	25

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2011

(Unaudited)

Common Stocks (continued)	Shares	Value
Kansas City Southern(a)	8,600	$499,746
TRW Automotive Holdings Corp.(a)	6,800	388,008
		1,268,589
Total Common Stocks (Cost $33,770,770)		44,552,998
Exchange Traded Funds—3.4%
Diversified Financials—3.4%
iShares Russell 2000 Growth Index Fund	15,300	1,511,181
iShares Russell 2000 Index Fund	500	43,185
Total Exchange Traded Funds (Cost $1,525,445)		1,554,366
Short-Term Investments—0.5%	Principal Amount
Repurchase Agreement—0.5%
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 04/29/2011, due 05/02/2011, collateralized by: Freddie Mac 30 Year Fixed Mortgage Backed Securities (Pool #2694) valued at $145,051. Repurchase proceeds of $142,194. Fannie Mae 30 Year Variable Mortgage Backed Securities (Pool #2008-48) valued at $108,942. Repurchase proceeds of $106,806.	$249,000	249,000
Total Short-Term Investments (Cost $249,000)		249,000
Total Investments (Cost $35,545,215)—100.3%		46,356,364
Liabilities in Excess of Other Assets—(0.3)%		(149,773)
Total Net Assets—100.0%		$46,206,591

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Britian 0.5%; Bermuda 1.0%; Canada 0.3%; Cayman Islands 5.3%; Liberia 0.7%; Netherlands 0.7%; Switzerland 0.2%
(c)	Affiliated company. See Footnote 9.
(d)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at April 30, 2011 was $314,800 which represented 0.7% of net assets.
(e)	Fair valued security. The aggregate value of fair valued securities as of April 30, 2011 was $314,800 which represented 0.7% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.

The Accompanying Footnotes are an Integral Part of these Financial Statements

26	April 30, 2011

The Tocqueville International Value Fund

Schedule of Investments as of April 30, 2011

(Unaudited)

Common Stocks—91.4%	Shares	Value
Australia—2.5%
BHP Billiton Ltd.—ADR	20,000	$2,024,800
Spotless Group Ltd.	1,300,000	2,792,849
		4,817,649
Belgium—7.0%
Bekaert SA	16,500	2,064,852
Groupe Bruxelles Lambert SA	30,063	2,981,142
Mobistar SA	37,500	2,782,160
Solvay SA	24,000	3,461,986
Umicore SA	38,400	2,202,533
		13,492,673
Brazil—1.3%
Petroleo Brasileiro SA—ADR	70,000	2,613,100
Curacao—1.9%
Schlumberger Ltd.	40,000	3,590,000
France—15.8%
Bollore	12,803	3,219,626
Cie de St-Gobain	56,928	3,932,218
Haulotte Group SA(a)	158,065	3,504,751
Ipsen SA	72,000	2,819,640
Nexans SA	31,055	3,291,559
Sanofi-Aventis SA	50,000	3,954,677
Total SA—ADR	80,000	5,138,400
Vivendi SA	150,000	4,706,732
		30,567,603
Germany—6.3%
Kloeckner & Co. SE(a)	125,000	4,492,173
Siemens AG—ADR	25,000	3,648,500
Wacker Neuson SE(a)	210,000	4,027,994
		12,168,667
Greece—2.0%
JUMBO SA	153,624	1,240,096
Titan Cement Co. SA	101,900	2,716,730
		3,956,826
Hong Kong—4.5%
Clear Media Ltd.(a)	3,800,000	2,324,159
Hongkong Electric Holdings Ltd.	375,000	2,624,336
PYI Corp. Ltd.(a)	25,370,000	1,045,344
Television Broadcasts Ltd.	452,750	2,652,519
		8,646,358
Ireland—2.4%
DCC PLC	138,105	4,655,661
Italy—3.3%
Interpump Group SpA	308,537	2,787,641
Sogefi SpA	835,400	3,501,713
		6,289,354

Common Stocks (continued)	Shares	Value
Japan—18.5%
Amada Co., Ltd.	234,000	1,866,461
Bridgestone Corp.	176,000	3,840,473
Canon, Inc.—ADR	80,000	$3,773,600
Hitachi Ltd.	925,000	4,994,761
Kyoto Kimono Yuzen Co., Ltd.	299,500	3,267,676
Makita Corp.	84,000	3,836,775
MISUMI Group, Inc.	92,500	2,325,186
Omron Corp.	137,000	3,744,425
SMC Corp.	24,000	4,364,174
Takata Corp.	120,000	3,623,004
		35,636,535
Luxembourg—0.4%
SAF-Holland SA(a)	58,370	704,154
Mexico—1.9%
Fomento Economico Mexicano S.A.B. de C.V.—ADR	60,000	3,774,000
Netherlands—2.4%
Unilever NV—ADR	140,000	4,620,000
Norway—1.0%
Orkla ASA	189,351	1,918,196
South Africa—0.9%
Gold Fields Ltd.—ADR	100,000	1,784,000
Spain—5.5%
Banco Santander SA—ADR	271,549	3,367,207
Indra Sistemas SA	134,000	3,040,628
Sol Melia SA	325,000	4,236,096
		10,643,931
Switzerland—2.2%
Nestle SA	68,000	4,221,503
United Kingdom—9.5%
3i Group PLC	470,000	2,198,954
Ensco PLC—ADR	25,000	1,490,500
Experian PLC	270,000	3,637,252
Interserve PLC	800,000	3,754,928
Invensys PLC	600,000	3,413,510
Reckitt Benckisev Group PLC	5,784	321,140
Vodafone Group PLC—ADR	120,000	3,494,400
		18,310,684
United States—2.1%
Newmont Mining Corp.	70,000	4,102,700
Total Common Stocks (Cost $130,031,060)		176,513,594
Short-Term Investments—8.5%
Money Market Funds—3.5%
AIM STIT-Treasury Portfolio, 0.02%(b)	6,737,227	6,737,227

The Accompanying Notes are an Integral Part of these Financial Statements

Semi-Annual Report	27

The Tocqueville International Value Fund

Schedule of Investments as of April 30, 2011

(Unaudited)

Repurchase Agreement—5.0%	Principal Amount	Value
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 04/29/2011, due 05/02/2011, collateralized by: Freddie Mac 30 Year Variable (Pool #1 B2052) valued at $5,186,666. Repurchase proceeds of $5,084,829. Freddie Mac 30 Year Variable Mortgage Backed Securities (Pool #3063) valued at $4,552,381. Repurchase proceeds of $4,463,179.	$9,548,000	$9,548,000
Total Short Term Investments (Cost $16,285,227)		16,285,227
Total Investments (Cost $146,316,287)—99.9%		192,798,821
Other Assets in Excess of Liabilities—0.1%		284,247
Total Net Assets—100.0%		$193,083,068

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Non-income producing security.
(b)	Variable rate security. The rate shown is as of April 30, 2011.

The Accompanying Notes are an Integral Part of these Financial Statements

28	April 30, 2011

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2011

(Unaudited)

Common Stocks—83.1%	Shares	Value
Gold Related—76.9%
Australia—1.4%
Centamin Egypt Ltd.(a)	5,191,100	$11,302,295
Eldorado Gold Corp.(a)	1,544,785	27,481,131
		38,783,426
Canada—56.0%
Agnico Eagle Mines Ltd.	677,000	47,105,660
Agnico Eagle Mines Ltd.(a)	210,837	14,689,399
Alacer Gold Corp.(a)	1,708,900	17,826,802
Alamos Gold, Inc.	3,195,200	53,627,623
Allied Gold Ltd.(a)	23,860,000	14,626,433
Atac Resources Ltd(a)(b)	7,800,000	57,625,112
Banro Corp.(a)	5,273,900	19,119,035
Barrick Gold Corp.	1,207,300	61,584,373
Brazilian Gold Corp.(a)	4,285,800	7,191,393
Corvus Gold, Inc.(a)(b)	2,079,901	1,890,519
Detour Gold Corp.(a)	1,499,200	50,673,166
East Asia Minerals Corp.(a)	3,823,400	22,670,057
Eldorado Gold Corp.	250,000	4,645,000
Eldorado Gold Corp.(a)	2,026,800	37,723,350
European Goldfields Ltd.(a)	4,035,500	56,129,768
Franco-Nevada Corp.	1,635,900	64,872,344
Geomark Exploration Ltd.(a)	1,337,800	1,979,517
Goldcorp, Inc.	718,050	40,088,732
Goldcorp, Inc.(a)	2,138,010	119,515,245
Golden Star Resources Ltd.(a)	5,812,122	18,889,397
Hudbay Minerals, Inc.	378,700	6,055,413
IAMGOLD Corp.(a)	3,416,796	71,033,533
International Tower Hill Mines Ltd.(a)(b)	5,666,667	54,801,039
International Tower Hill Mines Ltd.(a)(b)	2,493,136	24,233,282
Ivanhoe Mines Ltd.(a)	5,137,050	134,704,022
Minefinders Corp.(a)	1,041,000	17,504,952
Nevsun Resources Ltd.(a)	1,441,400	9,384,372
New Gold, Inc.(a)	1,589,100	17,797,920
Novagold Resources, Inc.(a)	500,000	6,436,612
Orezone Gold Corp.(a)	2,145,462	10,204,068
Osisko Mining Corp.(a)	8,434,500	123,466,496
Pan American Silver Corp.	1,499,466	54,100,733
Pan American Silver Corp.(a)	61,536	2,219,758
Premier Gold Mines Ltd.(a)	886,000	6,789,093
Primero Mining Corp.(a)	6,387,800	31,258,800
Richfield Ventures Corp.(a)(b)	2,800,000	28,676,214
Romarco Minerals, Inc.(a)	15,387,800	29,274,470
SEMAFO, Inc.(a)	5,200,000	44,187,497
Silver Wheaton Corp.(a)	2,714,875	110,471,582
Strategic Metals Ltd.(a)(b)	10,350,000	36,645,881
Torex Gold Resources, Inc.(a)	8,611,700	16,565,337
Yamana Gold, Inc.	4,317,500	54,875,425
		1,603,159,424

Common Stocks (continued)	Shares	Value
Peru—1.4%
Cia de Minas Buenaventura SA—ADR	953,600	$39,736,512
South Africa—2.5%
AngloGold Ashanti Ltd.—ADR	674,300	34,375,814
Gold Fields Ltd.	166,249	2,969,944
Gold Fields Ltd.—ADR	1,711,500	30,533,160
Harmony Gold Mining Co. Ltd.	1	15
Harmony Gold Mining Co. Ltd.—ADR	200,000	3,114,000
Witwatersrand Consolidated Gold Resources Ltd.(a)	335,000	1,876,562
		72,869,495
United Kingdom—2.7%
Randgold Resources Ltd.—ADR(a)	883,200	76,458,624
United States—12.9%
Allied Nevada Gold Corp.(a)	1,229,848	52,957,255
Electrum Ltd.(a)(c)(d)(e)	2,127,287	11,912,807
Freeport-McMoRan Copper & Gold, Inc.	300,000	16,509,000
Gold Resource Corp.(b)	3,800,797	114,594,029
Newmont Mining Corp.	1,764,800	103,434,928
Royal Gold, Inc.	1,152,165	70,259,022
		369,667,041
Total Gold Related		2,200,674,522
Other Precious Metals Related—4.3%
Canada—3.0%
Scorpio Mining Corp.(a)(b)	24,301,562	31,848,995
Tahoe Resources, Inc.(a)	2,406,600	54,737,655
		86,586,650
South Africa—0.5%
Ivanhoe Nickel & Platinum Ltd.(a)(c)(d)(e)	997,833	14,967,495
United States—0.8%
Sunshine Silver Mines(a)(c)(d)(e)	1,633,545	22,583,760
Total Other Precious Metals Related		124,137,905
Other—1.9%
Australia—0.8%
Ivanhoe Australia Ltd.(a)	6,464,000	22,743,350
Panoramic Resources Ltd.	153,660	346,957
		23,090,307
Canada—0.5%
Cameco Corp.	480,300	14,159,244

The Accompanying Footnotes are an Integral Part of these Financial Statements

Semi-Annual Report	29

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2011

(Unaudited)

Common Stocks (continued)	Shares	Value
United Kingdom—0.2%
Copper Development Corp.(a)	12,512,000	$6,949,021
United States—0.4%
Gold Bullion International LLC(a)(c)(d)(e)	5,000,000	5,000,000
GoviEx Uranium, Inc.(a)(c)(d)(e)	1,750,000	5,250,000
I-Pulse, Inc.(a)(c)(d)(e)	74,532	208,689
		10,458,689
Total Other		54,657,261
Total Common Stocks (Cost $1,192,859,105)		2,379,469,688
Closed-Ended Mutual Fund—0.7%
Gold Bullion Related—0.7%
Sprott Physical Gold Trust(a)	1,400,000	19,362,000
Total Closed-Ended Mutual Fund (Cost $14,500,000)		19,362,000
Gold Bullion—5.4%	Ounces
Gold Bullion(a)	98,032	153,292,179
Total Gold Bullion (Cost $44,609,241)		153,292,179
Warrants—0.6%
Gold Related—0.6%	Shares
Canada—0.6%
Kinross Gold Corp. Expiration: 9/3/2013, Exercise Price: CAD $32.00(a)	108,032	156,427
Minefinders Corp. Expiration: 12/31/2011, Exercise Price: CAD $5.00(a)	125,000	1,467,790
Pan American Silver Corp. Expiration: 1/4/2015, Exercise Price: CAD $1.00(a)(d)	133,333	1,711,649
Primero Mining Corp. Expiration: 7/20/2015, Exercise Price: CAD $8.00(a)	1,848,400	2,148,962
Richfield Ventures Corp. Expiration: 3/17/2012, Exercise Price: CAD $2.50(a)(b)(d)	1,400,000	10,789,291
Torex Gold Resources, Inc. Expiration: 11/12/2011, Exercise Price: CAD $1.30(a)	1,250,000	726,629
Yukon-Nevada Gold Corp. Expiration: 5/30/2012, Exercise Price: CAD $3.00(a)(d)	4,175,000	80,001
		17,080,749

Warrants (continued)	Shares	Value
Cayman Islands—0.0%
Endeavour Mining Corp. Expiration: 1/30/2014, Exercise Price: CAD $2.50(a)	1,000,000	$824,394
Total Gold Related		17,905,143
Other Precious Metals Related—0.0%
United States—0.0%
Ivanhoe Nickel & Platinum Ltd. IPO Warrants Expiration: 12/31/2011(a)(c)(d)(e)	97,500	—
Total Other Precious Metals Related		—
Total Warrants (Cost $1,314,862)		17,905,143
Short-Term Investments—9.7%	Principal Amount
U.S. Treasury Bills—7.0%
United States Treasury Bills 0.120%, 05/26/2011(f)	$100,000,000	99,991,689
0.071%, 06/23/2011(f)	100,000,000	99,989,742
		199,981,431

The Accompanying Footnotes are an Integral Part of these Financial Statements

30	April 30, 2011

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2011

(Unaudited)

Short-Term Investments (continued)	Principal Amount	Value
Repurchase Agreement—2.7%
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 04/29/2011, due 05/02/2011, collateralized by: Freddie Mac 30 Year Variable (Pool #1B2052) valued at $4,301,778. Repurchase proceeds of $4,217,303. Freddie Max 30 Year Variable (Pool #782472) valued at $20,711,769. Repurchase proceeds of $20,306,425. Fannie Mae Convential Level Pay 15 Year Fixed (Pool #254919) valued at $20,138,013. Repurchase proceeds of $19,744,328. Fannie Mae Convential Level Pay 15 Year Fixed (Pool #555408) valued at $32,406,076. Repurchase proceeds of $31,773,008.	$76,041,000	$76,041,000
Total Short-Term Investments (Cost $276,022,431)		276,022,431
Total Investments (Cost $1,529,305,639)—99.5%		2,846,051,441
Other Assets in Excess of Liabilities—0.5%		14,918,923
Total Net Assets—100.0%		$2,860,970,364

Percentages are stated as a percent of net assets.

ADR—American Depository Reciept

(a)	Non-income producing security.
(b)	Affiliated company. See Footnote 9.
(c)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securites at April 30, 2011 was $59,922,751, which represented 2.1% of net assets.
(d)	Fair valued security. The aggregate value of fair valued securities as of April 30, 2011 was $72,503,692, which represented 2.5% of net assets.
(e)	Security is considered illiquid an may be difficult to sell.
(f)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

The Accompanying Footnotes are an Integral Part of these Financial Statements

Semi-Annual Report	31

The Delafield Fund

Schedule of Investments as of April 30, 2011

(Unaudited)

Common Stocks—78.8%	Shares	Value
Aerospace & Defense—1.9%
Honeywell International, Inc.	450,000	$27,553,500
Building Products—2.6%
Griffon Corp.(a)	1,500,000	19,110,000
NCI Building Systems, Inc.(a)	500,000	6,190,000
Trex Co., Inc.(a)	375,000	12,030,000
		37,330,000
Chemicals—18.9%
A Schulman, Inc.	575,000	14,559,000
Ashland, Inc.	430,000	26,694,400
Celanese Corp.	825,000	41,184,000
Cytec Industries, Inc.	375,000	22,005,000
Eastman Chemical Co.	300,000	32,175,000
Ferro Corp.(a)	1,925,000	28,875,000
FMC Corp.	320,000	28,249,600
Lubrizol Corp.	10,000	1,345,200
Minerals Technologies, Inc.(b)	451,300	30,688,400
PolyOne Corp.	1,475,000	21,358,000
Solutia, Inc.(a)	700,000	18,445,000
Spartech Corp.(a)	900,000	6,426,000
		272,004,600
Commercial Banks—0.6%
Hancock Holding Co.	154,100	5,032,906
Whitney Holding Corp.	312,313	4,228,718
		9,261,624
Commercial Services & Supplies—0.9%
RR Donnelley & Sons Co.	650,000	12,259,000
Communications Equipment—2.2%
Harris Corp.	600,000	31,878,000
Construction & Engineering—1.2%
Insituform Technologies, Inc.(a)	675,000	17,084,250
Containers & Packaging—3.5%
Owens-Illinois, Inc.(a)	1,100,000	32,637,000
Sonoco Products Co.	500,000	17,280,000
		49,917,000
Electrical Equipment—5.9%
Acuity Brands, Inc.	500,000	29,400,000
AMETEK, Inc.	275,000	12,661,000
Belden, Inc.	360,000	13,690,800
Brady Corp.	400,000	15,084,000
Hubbell, Inc.	200,000	13,998,000
		84,833,800
Electronic Equipment, Instruments & Components—8.1%
Checkpoint Systems, Inc.(a)(b)	1,675,000	35,275,500
Corning, Inc.	800,000	16,752,000

Common Stocks (continued)	Shares	Value
Flextronics International Ltd.(a)(c)	5,800,000	$40,426,000
Plexus Corp.(a)	675,000	24,630,750
		117,084,250
Health Care Equipment & Supplies—1.0%
Teleflex, Inc.	235,000	14,807,350
Household Durables—3.1%
Ethan Allen Interiors, Inc.	450,000	10,840,500
Stanley Black & Decker, Inc.	475,000	34,508,750
		45,349,250
Industrial Conglomerates—3.8%
Carlisle Companies, Inc.	525,000	26,008,500
Tyco International Ltd.(c)	600,000	29,244,000
		55,252,500
Life Sciences Tools & Services—1.3%
Thermo Fisher Scientific, Inc.(a)	300,000	17,997,000
Machinery—11.2%
Albany International Corp.(b)	700,000	17,717,000
Barnes Group, Inc.	450,000	11,133,000
Crane Co.	250,000	12,477,500
Dover Corp.	425,000	28,917,000
Federal Signal Corp.	1,900,000	12,825,000
Harsco Corp.	75,000	2,670,000
IDEX Corp.	235,000	11,026,200
Ingersoll-Rand PLC(c)	600,000	30,300,000
Kennametal, Inc.	725,000	30,609,500
Lydall, Inc.(a)	325,000	3,168,750
		160,843,950
Metals & Mining—0.7%
Commercial Metals Co.	600,000	10,056,000
Oil, Gas & Consumable Fuels—2.8%
El Paso Corp.	1,275,000	24,747,750
Southern Union Co.	525,000	15,697,500
		40,445,250
Semiconductors & Semiconductor Equipment—4.0%
Fairchild Semiconductor International, Inc.(a)	950,000	19,921,500
International Rectifier Corp.(a)	400,000	13,824,000
LTX-Credence Corp.(a)	1,500,000	13,005,000
Teradyne, Inc.(a)	675,000	10,867,500
		57,618,000
Specialty Retail—3.4%
Collective Brands, Inc.(a)	1,675,000	35,175,000
GameStop Corp.(a)	550,000	14,124,000
		49,299,000

The Accompanying Footnotes are an Integral Part of these Financial Statements

32	April 30, 2011

The Delafield Fund

Schedule of Investments as of April 30, 2011

(Unaudited)

Common Stocks (continued)	Shares	Value
Trading Companies & Distributors—1.7%
Rush Enterprises, Inc.(a)	675,000	$14,222,250
WESCO International, Inc.(a)	175,000	10,841,250
		25,063,500
Total Common Stocks (Cost $836,742,989)		1,135,937,824
Corporate Bonds—0.7%	Principal Amount
Aerospace & Defense—0.1%
BAE Systems Holdings, Inc. 4.950%, 06/01/2014	$500,000	535,660
Honeywell International, Inc. 3.875%, 02/15/2014	1,000,000	1,073,684
		1,609,344
Chemicals—0.3%
The Dow Chemical Co. 7.600%, 05/15/2014	2,500,000	2,904,130
5.900%, 02/15/2015	1,000,000	1,125,454
		4,029,584
Diversified Financial Services—0.1%
JPMorgan Chase & Co. 4.650%, 06/01/2014	1,000,000	1,079,837
Electric Utilities—0.0%
Duke Energy Corp. 3.950%, 09/15/2014	1,000,000	1,058,759
Health Care Equipment & Supplies—0.1%
St. Jude Medical, Inc. 3.750%, 07/15/2014	1,000,000	1,059,724
Software—0.1%
Oracle Corp. 3.750%, 07/08/2014	1,000,000	1,070,555
Total Corporate Bonds (Cost $8,969,080)		9,907,803
Foreign Corporate Bonds—0.2%
Diversified Telecommunication Services—0.2%
Deutsche Telekom International Finance BV(c) 4.875%, 07/08/2014	3,000,000	3,270,975
Total Foreign Corporate Bonds (Cost $2,988,208)		3,270,975

Real Estate Investment Trusts (REITs)—0.8%	Shares	Value
Real Estate —0.8%
Kimco Realty Corp.	600,000	$11,724,000
Total Real Estate Investment Trusts (Cost $5,536,617)		11,724,000
U.S. Treasury Obligations—0.7%	Principal Amount
United States Treasury Notes—0.7%
1.000%, 07/31/2011	$10,000,000	10,024,610
Total U.S. Treasury Obligations (Cost $9,992,585)		10,024,610
Short-Term Investments—18.3%	Shares
Money Market Funds—18.3%
AIM STIT-Treasury Portfolio, 0.02%(d)	264,589,757	264,589,757
Total Short Term Investments (Cost $264,589,757)		264,589,757
Total Investments (Cost $1,128,819,236)—99.5%		1,435,454,969
Other Assets in Excess of Liabilities—0.5%		6,965,940
Total Net Assets—100.0%		$1,442,420,909

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated company. See Footnote 9.
(c)	Foreign issued security. Foreign concentration was as follows: Ireland 2.1%; Netherlands 0.2%; Singapore 2.8%; Switzerland 2.0%
(d)	Variable rate security. The rate listed is as of April 30, 2011.

The Accompanying Footnotes are an Integral Part of these Financial Statements

Semi-Annual Report	33

Tocqueville Select Fund

Schedule of Investments as of April 30, 2011

(Unaudited)

Common Stocks—81.1%	Shares	Value
Building Products—2.3%
Griffon Corp.(a)	154,200	$1,964,508
Chemicals—10.7%
Ashland, Inc.	34,200	2,123,136
Celanese Corp.	46,000	2,296,320
Cytec Industries, Inc.	32,600	1,912,968
Minerals Technologies, Inc.(b)	44,000	2,992,000
		9,324,424
Communications Equipment—2.5%
Harris Corp.	40,000	2,125,200
Containers & Packaging—5.8%
Owens-Illinois, Inc.(a)	80,000	2,373,600
Sonoco Products Co.	77,400	2,674,944
		5,048,544
Diversified Consumer Services—3.5%
Summer Infant, Inc.(a)	346,533	3,063,352
Electrical Equipment—2.8%
Acuity Brands, Inc.	41,200	2,422,560
Electronic Equipment, Instruments & Components—5.9%
Checkpoint Systems, Inc.(a)(b)	126,000	2,653,560
Flextronics International Ltd.(a)(c)	351,700	2,451,349
		5,104,909
Hotels, Restaurants & Leisure—2.1%
Ruby Tuesday, Inc.(a)	171,600	1,803,516
Household Durables—6.5%
Ethan Allen Interiors, Inc.	95,500	2,300,595
Stanley Black & Decker, Inc.	33,300	2,419,245
Universal Electronics, Inc.(a)	34,700	960,843
		5,680,683
Industrial Conglomerates—2.9%
Carlisle Companies, Inc.	50,000	2,477,000
Internet Software & Services—2.6%
j2 Global Communications, Inc.(a)	77,000	2,268,420
IT Services—0.6%
Tier Technologies, Inc.(a)	92,300	515,957
Machinery—17.7%
Albany International Corp.(b)	125,500	3,176,405
Barnes Group, Inc.	92,400	2,285,976
Ingersoll-Rand PLC(c)	60,000	3,030,000
Kennametal, Inc.	86,500	3,652,030
Trimas Corp.(a)	138,400	3,212,264
		15,356,675
Professional Services—3.0%
Stantec, Inc.(a)(c)	82,100	2,605,033

Common Stocks (continued)	Shares	Value
Software—3.3%
Monotype Imaging Holdings, Inc.(a)	210,000	$2,856,000
Specialty Retail—6.0%
Collective Brands, Inc.(a)	166,800	3,502,800
Foot Locker, Inc.	81,000	1,743,120
		5,245,920
Textiles, Apparel & Luxury Goods—2.9%
Maidenform Brands, Inc.(a)	80,400	2,545,464
Total Common Stocks (Cost $53,119,373)		70,408,165
Short-Term Investments—18.5%
Money Market Funds—18.5%
AIM STIT-Treasury Portfolio, 0.02%(d)	16,011,660	16,011,660
Total Short Term Investments (Cost $16,011,660)		16,011,660
Total Investments (Cost $69,131,033)—99.6%		86,419,825
Other Assets in Excess of Liabilities—0.4%		374,229
Total Net Assets—100.0%		$86,794,054

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated company. See Footnote 9.
(c)	Foreign issued security. Foreign concentration was as follows: Canada 3.0%; Ireland 3.5%; Singapore 2.8%.
(d)	Variable rate security. The rate shown is as of April 30, 2011.

The Accompanying Footnotes are an Integral Part of these Financial Statements

34	April 30, 2011

Percent of Total Investments

The Tocqueville Fund

Allocation of Portfolio Holdings

April 30, 2011 (Unaudited)

The Tocqueville Opportunity Fund

Allocation of Portfolio Holdings

April 30, 2011 (Unaudited)

Semi-Annual Report	35

Percent of Total Investments

The Tocqueville International Value Fund

Allocation of Portfolio Holdings

April 30, 2011 (Unaudited)

The Tocqueville Gold Fund

Allocation of Portfolio Holdings

April 30, 2011 (Unaudited)

36	April 30, 2011

Percent of Total Investments

The Delafield Fund

Allocation of Portfolio Holdings

April 30, 2011 (Unaudited)

The Tocqueville Select Fund

Allocation of Portfolio Holdings

April 30, 2011 (Unaudited)

Semi-Annual Report	37

The Tocqueville Trust

Statements of Assets and Liabilities

April 30, 2011

(Unaudited)

	The Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Assets
Investments, at value (1)
Unaffiliated issuers	$555,669,446	$45,480,564	$192,798,821	$2,385,853,846	$1,351,774,069	$77,597,860
Affiliated issuers	—	875,800	—	460,197,595	83,680,900	8,821,965
Foreign currencies (2)	—	—	101,280	7,033,495	—	—
Cash	710	59	—	45,720	—	—
Receivable for investments sold	12,537,075	155,037	—	—	6,083,285	—
Receivable for foreign currencies sold	—	—	—	33,233	—	—
Receivable for fund shares sold	1,514,006	216,181	861,553	22,662,200	8,993,604	633,908
Dividends, interest and other receivables	483,839	4,585	952,333	472,435	779,895	7,901
Prepaid assets	29,321	18,094	14,519	152,872	62,972	20,828

Total Assets	570,234,397	46,750,320	194,728,506	2,876,451,396	1,451,374,725	87,082,462

Liabilities
Payable for investments purchased	3,145,145	396,039	1,023,110	7,557,121	5,115,347	67,080
Currency payable	—	—	101,888	—	—	—
Payable for fund shares redeemed	384,033	96,947	287,827	5,509,920	2,605,987	136,692
Payable to Adviser	340,020	26,776	149,969	1,662,358	821,297	53,592
Payable to Administrator	77,134	5,577	22,770	377,033	199,588	11,422
Accrued distribution fee	43,645	7,663	31,982	153,424	63,870	8,778
Accrued expenses and other liabilities	81,506	10,727	27,892	221,176	147,727	10,844

Total Liabilities	4,071,483	543,729	1,645,438	15,481,032	8,953,816	288,408

Net Assets	$566,162,914	$46,206,591	$193,083,068	$2,860,970,364	$1,442,420,909	$86,794,054

Net assets consist of:
Paid in capital	515,269,814	41,420,849	156,115,118	1,543,104,221	1,107,464,077	67,042,424
Accumulated net investment income (loss)	1,321,941	(193,937)	338,262	(15,336,261)	(1,799,791)	(234,969)
Accumulated net realized gain (loss)	(34,335,067)	(5,831,470)	(9,881,960)	16,411,303	30,120,890	2,697,807
Net unrealized appreciation on:
Investments and foreign currency related items	83,906,226	10,811,149	46,511,648	1,316,791,101	306,635,733	17,288,792

Net assets	$566,162,914	$46,206,591	$193,083,068	$2,860,970,364	$1,442,420,909	$86,794,054

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	23,261,758	2,800,855	13,752,629	31,586,828	44,927,822	6,551,553
Net asset value, offering and redemption price per share	$24.34	$16.50	$14.04	$90.57	$32.11	$13.25
(1) Cost of Investments
Unaffiliated issuers	$471,763,220	$35,144,328	$146,316,287	$1,317,202,436	$1,064,475,514	$62,598,886
Affiliated issuers	$—	$400,887	$—	$212,103,203	$64,343,722	$6,532,147
(2) Cost of Foreign Currencies	$—	$—	$101,934	$6,988,196	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

38	April 30, 2011

The Tocqueville Trust

Statements of Operations

For the Period Ended April 30, 2011

(Unaudited)

	The Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	The Delafield Fund	Select Fund
Investment Income:
Dividends*
Unaffiliated issuers	$5,602,716	$55,665	$1,729,053	$3,363,439	$4,641,685	$142,796
Affiliated issuers	107,500	825	—	729,143	259,177	30,435
Interest	250	3	1,416	175,628	439,010	1,865

	5,710,466	56,493	1,730,469	4,268,210	5,339,872	175,096

Expenses:
Investment Adviser’s fee (See Note 5)	1,955,592	139,228	831,323	9,233,243	4,275,921	242,858
Distribution fees (See Note 5)	651,864	46,409	207,831	3,122,111	1,478,296	75,893
Administration fee (See Note 5)	391,118	27,845	124,698	1,873,267	886,978	45,536
Transfer agent and shareholder services fees	102,081	3,605	15,083	401,974	187,911	6,449
Professional fees	37,469	9,413	14,238	180,257	69,925	5,498
Printing and mailing expense	27,701	2,308	6,380	91,310	58,124	1,840
Fund accounting fees	20,521	3,975	16,848	84,625	40,764	2,587
Registration fees	19,300	7,250	12,090	125,253	41,088	15,846
Trustee fees and expenses	18,985	1,388	5,559	83,395	43,668	1,584
Custody fees	15,639	3,378	30,337	158,778	33,192	1,993
Other expenses	7,778	1,037	2,240	31,294	14,949	822
Insurance expense	3,235	181	920	12,896	8,847	362
Excise tax	—	—	10,517	—	—	—

Total expenses before waiver	3,251,283	246,017	1,278,064	15,398,403	7,139,663	401,268
Less: Fees waived (See Note 5)	(177)	—	—	—	—	—

Net expenses	3,251,106	246,017	1,278,064	15,398,403	7,139,663	401,268

Net Investment Income (Loss)	2,459,360	(189,524)	452,405	(11,130,193)	(1,799,791)	(226,172)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	15,810,946	2,216,525	2,932,735	16,721,982	39,592,813	2,935,157
Affiliated issuers	(938,386)	112,239	—	—	(2,726,310)	—
Foreign currency translation	160	(763)	(164,266)	(315,533)	—	—

	14,872,720	2,328,001	2,768,469	16,406,449	36,866,503	2,935,157
Net change in unrealized appreciation on:
Investments	54,575,056	6,164,394	18,953,429	243,811,294	177,018,173	7,155,199
Foreign currency translation	—	222	4,164,906	39,333,453	—	—

	54,575,056	6,164,616	23,118,335	283,144,747	177,018,173	7,155,199
Net gain on investments and foreign currency	69,447,776	8,492,617	25,886,804	299,551,196	213,884,676	10,090,356

Net Increase in Net Assets Resulting from Operations	$71,907,136	$8,303,093	$26,339,209	$288,421,003	$212,084,885	$9,864,184

* Net of foreign taxes withheld	$75,046	$410	$158,023	$332,177	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	39

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund		Opportunity Fund
	For the Period Ended April 30, 2011	For the Year Ended October 31, 2010	For the Period Ended April 30, 2011	For the Year Ended October 31, 2010
	(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$2,459,360	$7,384,106	$(189,524)	$(308,155)
Net realized gain on investments and foreign currency	14,872,720	15,319,648	2,328,001	1,418,029
Net change in unrealized appreciation	54,575,056	49,148,587	6,164,616	5,071,383

Net increase in net assets resulting from operations	71,907,136	71,852,341	8,303,093	6,181,257
Dividends and distributions to shareholders:
Net investment income	(7,457,179)	(4,954,961)	—	—
Net realized gains	—	—	—	—
Return of capital	—	—	—	—

Total dividends and distributions	(7,457,179)	(4,954,961)	—	—
Fund share transactions:
Shares sold	64,643,495	142,456,732	10,555,368	5,812,777
Shares issued to holders in reinvestment of dividends	6,567,494	4,041,138	—	—
Shares redeemed*	(59,167,616)	(107,195,396)	(5,515,345)	(9,628,207)

Net increase (decrease)	12,043,373	39,302,474	5,040,023	(3,815,430)

Net increase in net assets	76,493,330	106,199,854	13,343,116	2,365,827
Net Assets:
Beginning of period	489,669,584	383,469,730	32,863,475	30,497,648

End of period**	566,162,914	489,669,584	46,206,591	32,863,475

* Net of redemption fees of:	$14,597	$37,740	$1,276	$424

** Including undistributed net investment income (loss) of:	$1,321,941	$6,319,760	$(193,937)	$(4,413)

The Accompanying Notes are an Integral Part of these Financial Statements.

40	April 30, 2011

The Tocqueville Trust

Statements of Changes in Net Assets

International Value Fund		Gold Fund		Delafield Fund		Select Fund
For the Period Ended April 30, 2011	For the Year Ended October 31, 2010	For the Period Ended April 30, 2011	For the Year Ended October 31, 2010	For the Period Ended April 30, 2011	For the Year Ended October 31, 2010	For the Period Ended April 30, 2011	For the Year Ended October 31, 2010
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$452,405	$1,375,838	$(11,130,193)	$(15,630,116)	$(1,799,791)	$(151,360)	$(226,172)	$(136,505)
2,768,469	395,547	16,406,449	49,553,458	36,866,503	36,471,167	2,935,157	2,803,415
23,118,335	20,080,959	283,144,747	681,084,802	177,018,173	124,092,551	7,155,199	6,854,132

26,339,209	21,852,344	288,421,003	715,008,144	212,084,885	160,412,358	9,864,184	9,521,042

(831,651)	(1,534,647)	—	—	—	—	—	(27,613)
—	—	(46,368,277)	(1,803,165)	—	—	(2,112,007)	—
—	—	—	—	—	(719,160)	—

(831,651)	(1,534,647)	(46,368,277)	(1,803,165)	—	(719,160)	(2,112,007)	(27,613)

24,936,637	15,384,677	857,551,877	936,511,037	410,143,091	354,831,009	43,315,148	14,517,906
615,614	1,121,673	42,874,881	1,723,993	—	682,368	2,067,329	27,465
(8,080,084)	(18,334,069)	(481,111,847)	(389,329,542)	(113,480,652)	(218,080,618)	(8,128,738)	(6,931,705)

17,472,167	(1,827,719)	419,314,911	548,905,488	296,662,439	137,432,759	37,253,739	7,613,666

42,979,725	18,489,978	661,367,637	1,262,110,467	508,747,324	297,125,957	45,005,916	17,107,095

150,103,343	131,613,365	2,199,602,727	937,492,260	933,673,585	636,547,628	41,788,138	24,681,043

193,083,068	150,103,343	2,860,970,364	2,199,602,727	1,442,420,909	933,673,585	86,794,054	41,788,138

$7,973	$18,321	$1,917,699	$1,224,208	$70,945	$188,324	$26,313	$22,745

$338,262	$717,508	$(15,336,261)	$(4,206,068)	$(1,799,791)	$—	$(234,969)	$(8,797)

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	41

The Tocqueville Trust

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

Notes to Financial Statements

1.    ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust organized on September 17, 1986, currently consisting of six separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Opportunity Fund (the “Opportunity Fund”), The Tocqueville International Value Fund (the “International Fund”), and The Delafield Fund are classified as diversified investment companies. The Tocqueville Gold Fund (the “Gold Fund”) and The Tocqueville Select Fund are classified as non-diversified investment companies. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Opportunity Fund’s investment objective is to achieve long-term capital appreciation which it seeks to achieve by investing in the common stocks of small and mid cap companies which have the potential to deliver superior long term earnings growth. The International Fund’s investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Gold Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). The Delafield Fund’s investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital which it seeks to achieve by investing primarily in the equity securities of domestic companies. The Tocqueville Select Fund’s investment objective is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective for The Tocqueville Select Fund.

On June 22, 2009, the Board of Directors of Delafield Fund, Inc. approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Fund, Inc. into The Delafield Fund, a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Fund, Inc. approved the Agreement and Plan of Reorganization. On July 9, 2009, the Board of Trustees of Delafield Select Fund, a series of Natixis Funds Trust II, approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Select Fund into the sole share class of The Select Fund (now The Tocqueville Select Fund), a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Select Fund approved the Agreement and Plan of Reorganization. The effective date of both reorganizations was September 28, 2009. Transfers into The Delafield Fund and The Select Fund from their predecessor funds amounted to $649,892,191 and $25,888,388, respectively.

The Delafield Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to Delafield Fund, Inc. The predecessor Delafield Fund, Inc. commenced operations on November 19, 1993.

The Tocqueville Select Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to the Delafield Select Fund, a series of Natixis Funds Trust II. The predecessor Delafield Select Fund commenced operations on September 29, 2008 for Class A and Class C shares and on September 26, 2008 for Class Y shares. Prior to September 29, 2008, the predecessor Delafield Select Fund operated as a Delaware limited partnership using substantially the same investment objectives and investment policies as the predecessor fund. The limited partnership was incepted in July 1998.

Effective October 12, 2010, the investment strategy of the Opportunity Fund was changed as described in the supplements dated August 12, 2010 to the Trust’s prospectus and statement of additional information. The Opportunity

42	April 30, 2011

Fund will invest primarily in stocks of small and mid capitalization companies, as measured at the time of initial purchase. The Fund seeks to invest in companies which management feels are market leaders in growth industries and have consistent growth in sales and earnings.

The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

2.    SIGNIFICANT ACCOUNTING POLICIES

a)  Security valuation

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). Investments in gold and silver are valued on the basis of the respective closing spot prices of the New York Commodity Exchange. Investments in other precious metals are valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price.

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

b)  Restricted and illiquid securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

c)  Fair valuation pricing inputs

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the

Semi-Annual Report	43

various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investments trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the mean between the latest bid and ask price will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. On days when the closing price of the S&P 500 moves more than 1% from its previous close, common stocks of the International Value Fund which are traded on non-North American exchanges may be valued using matrix pricing formulas provided by an independent pricing service. Warrants for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees. These securities will generally be classified as Level 2 securities.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign

44	April 30, 2011

exchange), or situations relating to sectors of the market or the markets in generals (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occuring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgements that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The following is a summary of the inputs used, as of April 30, 2011, involving the Funds’ assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund
Common Stocks*	$540,568,043	$—	$—	$540,568,043
Warrants*	—	38,403	—	38,403
Repurchase Agreement	—	15,063,000	—	15,063,000

Total Fund	$540,568,043	$15,101,403	$—	$555,669,446

The Tocqueville Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$9,685,130	$—	$—	$9,685,130
Consumer Staples	2,429,363	—	—	2,429,363
Energy	4,306,881	—	—	4,306,881
Financials	2,512,187	—	—	2,512,187
Health Care	5,367,414	—	—	5,367,414
Industrials	4,277,098	—	—	4,277,098
Information Technology	13,349,661	—	314,800	13,664,461
Materials	2,168,266	—	—	2,168,266
Telecommunication Services	142,198	—	—	142,198

Total Common Stocks	44,238,198	—	314,800	44,552,998
Exchange Traded Funds*	1,554,366	—	—	1,554,366
Repurchase Agreement	—	249,000	—	249,000

Total Fund	$45,792,564	$249,000	$314,800	$46,356,364

Semi-Annual Report	45

The Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$176,513,594	$—	$—	$176,513,594
Money Market Fund	6,737,227	—	—	6,737,227
Repurchase Agreement	—	9,548,000	—	9,548,000

Total Fund	$183,250,821	$9,548,000	$—	$192,798,821

The Tocqueville Gold Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Gold Related	$2,121,402,417	$67,359,298	$11,912,807	$2,200,674,522
Other Precious Metals Related	86,586,650	—	37,551,255	124,137,905
Other	44,198,572	—	10,458,689	54,657,261

Total Common Stocks	2,252,187,639	67,359,298	59,922,751	2,379,469,688
Closed End Mutual Funds*	19,362,000	—	—	19,362,000
Warrants*	—	17,905,143	—	17,905,143
Gold Bullion	—	153,292,179	—	153,292,179
U.S. Treasury Bills	—	199,981,431	—	199,981,431
Repurchase Agreement	—	76,041,000	—	76,041,000

Total Fund	$2,271,549,639	$514,579,051	$59,922,751	$2,846,051,441

The Delafield Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,135,937,824	$—	$—	$1,135,937,824
Corporate Bonds*	—	9,907,803	—	9,907,803
Foreign Corporate Bonds*	—	3,270,975	—	3,270,975
Real Estate Investment Trust (REIT)	11,724,000	—	—	11,724,000
U.S. Treasury Notes	—	10,024,610	—	10,024,610
Money Market Funds	264,589,757	—	—	264,589,757

Total Fund	$1,412,251,581	$23,203,388	$—	$1,435,454,969

The Tocqueville Select Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$70,408,165	$—	$—	$70,408,165
Money Market Funds	16,011,660	—	—	16,011,660

Total Fund	$86,419,825	$—	$—	$86,419,825

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.

46	April 30, 2011

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period.

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Transfers Into Level 1	$—	$—	$—	$45,225,000	$—	$—
Transfers Out of Level 1	—	—	—	—	—	—

Net Transfers Into/(Out of) Level 1	—	—	—	45,225,000	—	—

Transfers Into Level 2	—	—	—	—	—	—
Transfers Out of Level 2	—	—	—	(45,225,000)	—	—

Net Transfers Into/(Out of) Level 2	—	—	—	(45,225,000)	—	—

The movement from Level 2 to Level 1 was due to the release of restrictions on the security.

Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Beginning Balance—November 1, 2010	$—	$—	$—	$30,842,633	$—	$—
Purchases	—	314,800	—	18,635,167	—	—
Sales	—	—	—	—	—	—
Realized gains	—	—	—	—	—	—
Realized losses	—	—	—	—	—	—
Change in unrealized appreciation	—	—	—	10,444,951	—	—
Transfers in/(out) of level 3	—	—	—	—	—	—

Ending Balance—April 30, 2011	$—	$314,800	$—	$59,922,751	$—	$—

d) Derivative instruments and hedging activities

The Trust has adopted derivative instruments disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Semi-Annual Report	47

During the six-month ended April 30, 2011, The Tocqueville Gold Fund held call option contracts. Purchased call options on an equity are typically used to hedge against an equity position in the portfolio. The purchased call options held in the portfolio came attached to the equity position, at no additional cost, when it was purchased. The options were acquired in the normal course of pursuing the Fund’s investment objectives, not necessarily to hedge against a particular position.

Balance sheet—value of derivative instruments at April 30, 2011

The purchased options are no longer held in The Tocqueville Gold Fund. As such, they have no impact on the Fund’s balance sheet.

The effect of derivative instruments on the statement of operations for the period ended April 30, 2011

The purchased options held in The Tocqueville Gold Fund were exchanged as part of a corporate action of the issuer. There was no realized gain or loss resulting from the corporate action. As such, they have no impact on the Fund’s statement of operations.

e) Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued.

f)  Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Delafield Fund are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

g)  Written option accounting

The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Select Fund and The Tocqueville Gold Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell)

48	April 30, 2011

an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

h)  Dividends and distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

i)  Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.    FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010, or for any other tax years which are open for exam. As of October 31, 2010, open tax years include the tax years ended October 31, 2007 through 2010. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Semi-Annual Report	49

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended October 31, 2010, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Tocqueville Fund	$—	$—	$—
Opportunity Fund	303,742	—	(303,742)
International Value Fund	(288,153)	288,153	—
Gold Fund	11,817,861	(3,180,244)	(8,637,617)
Delafield Fund	870,520	(28,650)	(841,870)
Select Fund	164,118	(164,119)	1

The permanent differences primarily relate to net operating losses and foreign currency reclasses.

As of October 31, 2010, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Tax cost of investments	$462,438,178	$28,451,500	$124,847,415	$1,136,610,779	$801,140,933	$31,719,009

Unrealized appreciation	74,974,749	5,611,666	30,248,853	1,044,199,273	169,845,704	10,484,203
Unrealized depreciation	(45,753,706)	(1,078,656)	(6,888,788)	(14,307,390)	(40,310,961)	(587,939)

Net unrealized appreciation	29,221,043	4,533,010	23,360,065	1,029,891,883	129,534,743	9,896,264

Undistributed operating income	6,319,760	—	717,508	—	—	282,013
Undistributed long-term gains	—	—	—	46,373,131	—	1,829,973

Distributable earnings	6,319,760	—	717,508	46,373,131	—	2,111,986

Other accumulated loss	(49,097,660)	(8,050,361)	(12,617,181)	(451,597)	(6,662,796)	(8,797)

Total accumulated gain/(loss)	$(13,556,857)	$(3,517,351)	$11,460,392	$1,075,813,417	$122,871,947	$11,999,453

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs.

50	April 30, 2011

The tax character of distributions paid during the periods ended October 31, 2010 and 2009 (October 31, 2010 and December 31, 2009 for The Delafield Fund and The Select Fund) was as follows:

	October 31, 2010
	Ordinary Income	Long Term Capital Gain	Return of Capital	Total
Tocqueville Fund	$4,954,961	$—	$—	$4,954,961
Opportunity Fund	—	—	—	—
International Value Fund	1,534,647	—	—	1,534,647
Gold Fund	—	1,803,165	—	1,803,165
Delafield Fund	—	—	719,160	719,160
Select Fund	27,613	—	—	27,613

	October 31, 2009
	Ordinary Income	Long Term Capital Gain	Return of Capital	Total
Tocqueville Fund	$5,443,841	$—	$—	$5,443,841
Opportunity Fund	38,161	387,146	—	425,307
International Value Fund	2,581,611	6,588,454	—	9,170,065
Gold Fund	—	15,721,021	—	15,721,021
Delafield Fund	826,756	—	164,562	991,318
Select Fund	5,068	—	5,751	10,819

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Cose Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended October 31, 2010 and 2009.

At October 31, 2010, certain Funds had tax basis capital losses which may be carried forward to offset future capital gains as shown below.

	Tocqueville Fund	Opportunity Fund	International Value Fund	Delafield Fund
Capital losses expiring on:
10/31/2017	$(49,100,379)	$(8,050,361)	$(12,337,944)	$(6,662,796)

4.    FINANCIAL INSTRUMENTS

The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2011, the Funds did not hold any financial instruments with off-balance sheet risk.

Semi-Annual Report	51

5.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Opportunity Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the Fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Delafield Fund, calculated daily and payable monthly, at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion. Tocqueville receives fees from The Tocqueville Select Fund, calculated daily and payable monthly, at an annual rate of 0.80% on all net assets of the Fund.

With respect to The Tocqueville Fund, effective October 31, 2010, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets. The Expense Limitation Agreement will remain in effect until March 1, 2012.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the six months ended April 30, 2011, the Adviser has made payments of $74,092, $5,385, $23,856, $353,995, $170,948, and $9,050 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund, respectively.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund for the six months ended April 30, 2011, were $86,033, $7,920, $7,841, $6,000, $10,547, and $2,851, respectively.

52	April 30, 2011

6.    CAPITAL SHARE TRANSACTIONS.

Transactions in capital shares for each Fund were as follows:

	For the Six-Month Period Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010
The Tocqueville Fund	Shares	Shares
Shares sold	2,798,185	7,015,241
Shares issued to holders in reinvestment of dividends	295,833	203,892
Shares redeemed	(2,574,076)	(5,240,419)

Net increase	519,942	1,978,714

The Tocqueville Opportunity Fund
Shares sold	680,546	472,367
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(368,988)	(813,438)

Net increase (decrease)	311,558	(341,071)

The Tocqueville International Value Fund
Shares sold	1,941,690	1,398,815
Shares issued to holders in reinvestment of dividends	49,328	102,342
Shares redeemed	(623,902)	(1,671,623)

Net increase (decrease)	1,367,116	(170,466)

The Tocqueville Gold Fund
Shares sold	10,015,777	14,061,481
Shares issued to holders in reinvestment of dividends	498,256	30,182
Shares redeemed	(5,750,766)	(6,127,797)

Net increase	4,763,267	7,963,866

The Delafield Fund
Shares sold	13,663,136	14,274,437
Shares issued to holders in reinvestment of dividends	—	29,759
Shares redeemed	(3,775,278)	(9,085,090)

Net increase	9,887,858	5,219,106

The Tocqueville Select Fund
Shares sold	3,410,526	1,383,358
Shares issued to holders in reinvestment of dividends	166,855	3,045
Shares redeemed	(646,621)	(683,159)

Net increase	2,930,760	703,244

Semi-Annual Report	53

7.    FUND SHARE TRANSACTIONS

The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated March 1, 2011. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus. The Trust may waive the redemption fee when the Adviser determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.

8.    INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the period ended April 30, 2011 are summarized below.

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Purchases:	$64,102,581	$26,363,272	$35,845,688	$460,459,476	$349,397,436	$30,775,932

Sales:	$82,430,001	$21,503,680	$18,746,142	$27,558,062	$173,590,397	$4,583,603

9)    TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2010 through April 30, 2011. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

The Tocqueville Fund

Issuer Name	Share Balance At Nov. 1, 2010	Additions	Reductions	Share Balance At April 30, 2011	Dividend Income	Realized Gain/(Loss)	Value At April 30, 2011	Cost At April 30, 2011
Alaska Communication Systems Group, Inc. (a)	550,000	—	(550,000)	—	$107,500	$(938,386)	$—	$—

					$107,500	$(938,386)	$—	$—

54	April 30, 2011

The Tocqueville Opportunity Fund

Issuer Name	Share Balance At Nov. 1, 2010	Additions	Reductions	Share Balance At April 30, 2011	Dividend Income	Realized Gain/(Loss)	Value At April 30, 2011	Cost At April 30, 2011
1-800 Flowers.com, Inc. (a)	50,000	—	(50,000)	—	$—	$(187,368)	$—	$—
Landec Corp. (a)	15,000	—	(15,000)	—	—	(48,132)	—	—
Minerals Technologies, Inc.	13,000	—	(9,500)	3,500	825	225,853	238,000	172,256
Silicon Image, Inc. (a)	75,000	—	(43,500)	31,500	—	183,037	262,080	86,785
TeleCommunication Systems, Inc.	30,000	—	(30,000)	—	—	(112,668)	—	—
Ultratech, Inc.	20,000	—	(8,000)	12,000	—	51,517	375,720	141,846

					$825	$112,239	$875,800	$400,887

The Tocqueville Gold Fund
Atac Resources Ltd.	7,000,000	800,000	—	7,800,000	$—	$—	$57,625,112	$25,459,155
Banro Corp. (a)	5,181,100	92,800	—	5,273,900	—	—	19,119,035	11,680,400
Corvus Gold, Inc.	2,079,902	—	(1)	2,079,901	—	—	1,890,519	—
Gold Resource Corp.	3,800,797	—	—	3,800,797	729,143	—	114,594,029	33,036,368
International Tower Hill Mines Ltd.	2,493,136	—	—	2,493,136	—	—	24,233,282	6,630,927
International Tower Hill Mines Ltd.	1,666,667	4,000,000	—	5,666,667	—	—	54,801,039	34,620,679
Primero Mining Corp. (a)	4,621,000	1,766,800	—	6,387,800	—	—	31,258,800	33,579,566
Primero Mining Corp. Warrants (a)	1,848,400	—	—	1,848,400	—	—	2,148,962	—
Richfield Ventures Corp.	2,800,000	—	—	2,800,000	—	—	28,676,214	5,318,268
Richfield Ventures Corp. Warrants	1,400,000	—	—	1,400,000	—	—	10,789,291	—
Romarco Minerals (a)	15,387,800	—	—	15,387,800	—	—	29,274,470	12,499,755
Scorpio Mining Corp.	16,699,542	7,602,020	—	24,301,562	—	—	31,848,995	22,335,245
Strategic Metals Ltd.	10,350,000	—	—	10,350,000	—	—	36,645,881	14,840,544
Torex Gold Resources, Inc. (a)	5,000,000	3,611,700	—	8,611,700	—	—	16,565,337	12,102,296
Torex Gold Resources, Inc., Warrants (a)	1,250,000	—	—	1,250,000	—	—	726,629	—

					$729,143	$—	$460,197,595	$212,103,203

The Delafield Fund
Albany International Corp.	1,050,000	—	(350,000)	700,000	$221,187	$(2,726,310)	$17,717,000	$10,924,820
Checkpoint Systems, Inc.	1,300,000	375,000	—	1,675,000	—	—	35,275,500	28,141,059
Minerals Technologies, Inc.	334,800	116,500	—	451,300	37,990	—	30,688,400	25,277,843

					$259,177	$(2,726,310)	$83,680,900	$64,343,722

The Tocqueville Select Fund
Albany International Corp.	108,000	17,500	—	125,500	$27,060	$—	$3,176,405	$2,078,227
Checkpoint Systems, Inc.	79,000	47,000	—	126,000	—	—	2,653,560	2,008,748
Minerals Technologies, Inc.	29,500	14,500	—	44,000	3,375	—	2,992,000	2,445,172

					$30,435	$—	$8,821,965	$6,532,147
(a)	Security is no longer an affiliated company at April 30, 2011.

Semi-Annual Report	55

10.    LINE OF CREDIT

The Tocqueville Fund, Opportunity Fund, International Value Fund Gold Fund, Delafield Fund, and Select Fund each have a revolving secured credit facility with U.S. Bank, the Trust’s custodian, in the amounts of $40,000,000, $3,000,000, $130,000,000, $10,000,000, $40,000,000 and $9,500,000, respectively, for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The lines of credit have a one year term and are reviewed annually by the Board of Trustees. The current agreements run through May 31, 2011. The interest rate as of April 30, 2011 was 2.75%. During the six-months ended April 30, 2011, the Tocqueville Fund’s maximum borrowing was $4,674,200 and average borrowing was $41,834 and the Opportunity Fund’s maximum borrowing was $803,000 and average borrowing was $47,227. This borrowing resulted in interest expenses of $792 and $494, respectively. These amounts are included in Other Expenses on the Funds’ Statement of Operations. The International Value Fund, the Gold Fund, the Delafield Fund, and the Select Fund did not use their lines of credit. None of the Funds had outstanding loan balances as of April 30, 2011.

56	April 30, 2011

ADDITIONAL INFORMATION (UNAUDITED)

1.    ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Guy A. Main (74) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2000	Retired. Formerly, Executive Vice President, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, President and Chief Executive Officer, Condor Services Inc. from April 1989 to April 1996.	6	Director, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, Association of California Insurance Companies from January 1996 to January 1998; Director, Condor Services Inc. from April 1989 to April 1996.

Charles W. Caulkins (54) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2003	Partner, Chora Capital, LLC from June 2010 to present; Marketing Manager, L.R. Global Partners from January 2008 to May 2010; President, Arbor Marketing, Inc. from October 1994 to December 2007.	6	Director, Phoenix House from January 2001 to 2007; Director, Bridges to Community from July 2002 to 2006.

James W. Gerard (50) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2001	Managing Director, North Sea Partners, January 2010 to present. Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC), from August 2003 to December 2009; Managing Director, The Chart Group from January 2001 to present; Managing Principal, Ironbound Partners from October 1998 to December 2000.	6	Director, American Overseas Memorial Day Association, 1988 to present; Trustee, Salisbury School, 2005 to present; Director, American Friends of Blerancourt, 1992-present; Director and Treasurer ASPCA, 1988 to 2008;

Semi-Annual Report	57

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

William F. Indoe (67) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Senior Counsel, Sullivan & Cromwell LLP (attorneys-at-law) 1990-present.	6	Director, Rho Capital Partners, Inc.

William J. Nolan III (63) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Retired, Executive Vice President & Treasurer PaineWebber Inc. 1997-2001.	6	Trustee, Adirondock Museum, Blue Mt. Lake, NY 1996 to present (Treasurer, 2000 to present).

Alexander Douglas (63) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2010	President, CEO and owner of Spaulding Law Printing, Inc.	6	None

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Francois D. Sicart (67) 40 W. 57th St., 19th Floor New York, NY 10019	Chairman and Trustee	Indefinite Term, Since 1987	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corp. from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.	6	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1990 to present.

58	April 30, 2011

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Robert W. Kleinschmidt (61) 40 W. 57th St., 19th Floor New York, NY 10019	President and Trustee	Indefinite Term, Since 1991	President, Chief Investment Officer and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.	6	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P.

Cleo Kotis (35) 40 W. 57th St., 19th Floor New York, NY 10019	Secretary	Indefinite Term, Since 2010	Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present; Vice President and Chief Operations Officer, the Delafield Fund, Inc. from 2005-2009; Vice President and Chief Operations Officer, Delafield Asset Management from 2005-2009; Vice President, Reich & Tang Asset Management, LLC from 2002-2009.	N/A	N/A

John Cassidy (68) 40 W. 57th St., 19th Floor New York, NY 10019	Treasurer	Indefinite Term, Since 2010	Treasurer, Tocqueville Asset Management L.P., from May 2002 to present.	N/A	N/A

Elizabeth Bosco (62) 40 W. 57th St., 19th Floor New York, NY 10019	Anti- Money Laundering Compliance Officer	Indefinite Term, Since 2009	Chief Compliance Officer (January 2009-present), Tocqueville Securities L.P.; Compliance Officer (January 1997-January 2009), Tocqueville Securities L.P. and Tocqueville Asset Management, L.P.	N/A	N/A

*	“Interested person” of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Adviser.

Semi-Annual Report	59

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Thomas Pandick (64) 40 W. 57th St., 19th Floor New York, NY 10019	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004-present), Tocqueville Asset Management L.P.; General Counsel (January-October 2004), Tocqueville Asset Management L.P.	N/A	N/A

1	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

2.    PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

3.    SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-1520; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

60	April 30, 2011

4.    SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal period ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	100.00%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	97.99%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2010 was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	1.50%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	96.61%

For the period ended October 31, 2010, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	3.04%
Opportunity Fund	0.00%
International Value Fund	0.99%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.27%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
International Value Fund	0.00%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	100.00%

Semi-Annual Report	61

5.    FOREIGN TAX CREDIT

For the year ended October 31, 2010, the Tocqueville International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Australia	$0.00281	$0.00000
Belgium	0.01839	0.00276
Brazil	0.01009	0.00185
Finland	0.00669	0.00105
France	0.05554	0.01163
Germany	0.00378	0.00113
Hong Kong	0.01192	0.00000
Indonesia	0.00596	0.00118
Ireland	0.01033	0.00119
Japan	0.05112	0.00374
Jersey	0.00702	0.00050
Mexico	0.00242	0.00000
Netherlands	0.01873	0.00257
Netherlands Antilles	0.00288	0.00000
Singapore	0.00292	0.00000
South Africa	0.00064	0.00000
Spain	0.00631	0.00109
Switzerland	0.01137	0.00171
Thailand	0.00866	0.00087
United Kingdom	0.02122	0.00000

	$0.25880	$0.03127

62	April 30, 2011

Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

(800) 697-3863

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

François D. Sicart—Chairman

Charles W. Caulkins

Alexander Douglas

James W. Gerard

William F. Indoe

Robert W. Kleinschmidt

Guy A. Main

William J. Nolan III

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocquevillefunds.com

TQRPSEMI    11

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item 10.

Item 11.	Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant’s disclosure controls and procedures within 90 days of the filing and have concluded that the registrant’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form
N-CSR was recorded, processed, summarized and reported on a timely basis.

(b)	There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Not applicable to open-end investment companies.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. § 1350. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Tocqueville Trust

By (Signature and Title)*	/S/ ROBERT W. KLEINSCHMIDT
Robert W. Kleinschmidt, President

Date 6/30/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ ROBERT W. KLEINSCHMIDT
Robert W. Kleinschmidt, President

Date 6/30/2011

By (Signature and Title)*	/S/ JOHN CASSIDY
John Cassidy, Treasurer

Date 6/30/2011

*	Print the name and title of each signing officer under his or her signature.